                                                                    EXHIBIT 10.8

"Pages where confidential treatment has been requested are stamped Confidential
  Treatment Requested. The redacted material has been separately filed with the
   Commission; the appropriate section has been marked at the appropriate place and in the margin with a star (*)."


                           MASTER NATURAL GAS LIQUIDS
                           --------------------------
                               PURCHASE AGREEMENT
                               ------------------


     THIS MASTER NATURAL GAS LIQUIDS PURCHASE AGREEMENT (the "Agreement") is made and entered into effective the 1st day of September, 1996, by and between WARREN PETROLEUM COMPANY, LIMITED PARTNERSHIP, a Delaware limited partnership with offices at 13430 Northwest Freeway, Suite 1200, Houston, TX 77040-6095 (hereinafter referred to as "WPC"), and CHEVRON U.S.A. INC., a Pennsylvania corporation with offices at 1301 McKinney Street, Houston, TX 77010.

                                  WITNESSETH:

     WHEREAS, Chevron U.S.A. Inc. ("CUSA"), and NGC Corporation ("NGC"), have entered into certain agreements ( the "Merger Agreements") pursuant to which CUSA would contribute certain gas gathering, processing and other midstream assets and related liabilities of CUSA's Warren Petroleum Company division ("Warren") and natural gas business unit division to a corporation to be formed which NGC would then be merged into (the "Merger");

     WHEREAS, immediately subsequent to the Merger, the gas gathering, processing and other midstream assets and related liabilities of Warren will be transferred to WPC;

     WHEREAS, Warren previously purchased from CUSA all of the NGL's and certain Offspec NGL's (as such terms are defined in Article I below) produced at certain gas processing plants in which CUSA owns an interest and both CUSA and WPC desire that such relationship continue;

     WHEREAS, CUSA has quantities of NGL's available for sale from certain gas processing plants and fractionation plants that it desires to sell to WPC, and WPC desires to purchase such NGL's from CUSA;

     WHEREAS, CUSA and WPC acknowledge that the purpose of this Agreement is to provide for the marketing of CUSA's NGLs processed and/or fractionated in CUSA's plants, in third-party plants and WPC's plants (excluding such NGLs produced in WPC's Gulf Coast area straddle plants which are covered by a separate agreement between CUSA and WPC dated of even date herewith) under terms that are fair and equitable for both parties. By entering into this Agreement, the parties expect to improve the process of selling and marketing NGLs to obtain benefits and efficiency through cooperative sharing of production, plant, and other relevant information that can be shared between the parties, and to improve their financial results by reducing demurrage and unproductive activities while maximizing cooperation and sharing of essential information; and

     NOW, THEREFORE, in consideration of the premises and for the mutual benefit of the parties as well as for other good and valuable consideration, WPC and CUSA agree as follows:


                                   ARTICLE I
                                  DEFINITIONS
                                  -----------

     1.1 As used in this Agreement, the following terms shall have the following meanings:

     Accounting Period shall mean a period of one (1) Month commencing at 12:01
     -----------------
     a.m. local time on the first Day of a calendar Month and ending at 12:01 a.m. local time on the first Day of the next succeeding Month.

     Affiliate shall mean any Person that directly or indirectly through one or
     ---------
     more intermediaries, controls or is controlled by or is under common control with the Person specified. The term "control" (including the terms "controlled by" or "under common control with") means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership, by contract, or otherwise. Any Person shall be deemed to be an Affiliate of any specified Person if such Person owns 50% or more of the voting securities of the specified Person, if the specified Person owns 50% or more of the voting securities of such Person, or if 50% or more of the voting securities of the specified Person and such Person are under common control.

     Alternate Index shall have the meaning specified in Section 5.3
     ---------------
     hereinafter.

     Arbitration Notice shall have the meaning specified in Section 13.1(d)
     ------------------
     hereinafter.

     Bankruptcy Event shall mean the occurrence of one or more of the following
     ----------------
     events with respect to a Party: (A) the entry of a decree or order for relief against a Party by a court of competent jurisdiction in any involuntary case brought against a Party under any bankruptcy insolvency or other similar law (collectively, "Debtor Relief Laws") generally affecting the rights of creditors and relief of debtors now or hereafter in effect,
     (B) the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator, or other similar agent under applicable Debtor Relief Laws for a Party or for any substantial part of its assets or property, (C) the ordering of the winding up or liquidation of a Party's affairs, (D) the filing of a petition in any such involuntary bankruptcy case, which petition remains undismissed for a period of 180 Days or which is not dismissed or suspended pursuant to Section 305 of the Federal Bankruptcy Code (or any corresponding provision of any future United States bankruptcy law), (E) the commencement by a Party of a voluntary case under any applicable Debtor Relief Law now or hereafter in effect, (F) the consent by a Party to the entry of an order for relief in an involuntary case under any such law or to the appointment of or the taking of possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar agent under any applicable Debtor Relief Laws for a Party or for any substantial part of its assets or property, or (G) the making by a Party of any general assignment for the benefit of its creditors.

     Barrel shall mean forty-two (42) U. S. Gallons.
     ------

     Base Rate shall mean the lesser of (i) two percent (2%) above the per annum
     ---------
     rate of interest announced from time to time as the "prime rate" for commercial loans by First National Bank of Chicago, as such "prime rate" may change from time to time, or (ii) the maximum applicable non-usurious rate of interest.

     Business Day shall mean a Day on which Federal Reserve member banks in New
     ------------
     York City are open for business.

     Component(s) shall mean the individual hydrocarbon constituents of Raw NGL
     ------------
     Mix, including, but not limited to, Propane, Normal Butane, Isobutane, Natural Gasoline and Ethane.

     Conway T&F Costs shall mean the Transportation Costs or Pipeline
     ----------------
     Transportation Costs, as applicable depending on the most economical mode of transportation used or that would be used at and from the Delivery Point to Conway, Kansas, and the fractionation fee incurred or that would be incurred at Conway, Kansas, including any loss allowance imposed at the fractionator.

     Day or Daily shall mean a twenty-four (24) hour period commencing 12:01
     ------------
     a.m. local time and extending until 12:01 a.m. local time on the following Day.

     Delivery Point(s) shall have the meaning specified in Section 6.2
     -----------------
     hereinafter.

     Effective Date shall mean September 1, 1996.
     --------------

     Ethane shall mean a liquid hydrocarbon stream which meets the
     ------
     specifications set forth in Exhibit "A".

     Fractionated NGLs shall mean liquid hydrocarbons fractionated from Raw NGL
     -----------------
     Mix, including, but not limited to, Propane, Normal Butane, Isobutane, Natural Gasoline and Ethane.

     Gallon shall mean the unit of volume used for the purpose of measurement of
     ------
     liquid. One (1) U.S. liquid Gallon contains two hundred thirty-one (231) cubic inches when the liquid is at a temperature of sixty degrees Fahrenheit (60/ F) and at the vapor pressure of the

                                          "The Confidential Treatment Requested.
                                                  The redacted material has been
                                          separately filed with the Commission."

     liquid being measured.

     Isobutane shall mean a liquid hydrocarbon stream which meets the
     ---------
     specifications set forth in Exhibit "A".

     Month or Monthly shall mean a period commencing at 12:01 a.m. local time on
     ----------------
     the first Day of a calendar Month and extending until 12:01 a.m. local time on the first Day of the next succeeding calendar Month.

     Mixed Butane shall mean a liquid hydrocarbon stream which meets the
     ------------
     specifications set forth in Exhibit "A".

     Mont Belvieu T&F Costs shall mean Pipeline Transportation Costs to Mont
     ----------------------
     Belvieu, a loss allowance no greater than that charged to an unaffiliated third Person (currently, 0.25%), and a per Gallon fractionation fee calculated as follows:

               (i)  [REDACTED X (Prior Calendar Quarter
                    Average Inside FERC Houston Ship
                    Channel/Beaumont Texas Index for Large
*                   Packages only - REDACTED) /
*                   REDACTED ] + REDACTED

                                 or

*              (ii) REDACTED per Gallon, whichever is greater

     Natural Gasoline shall mean a liquid hydrocarbon stream which meets the
     ----------------
     specifications set forth in Exhibit "A".

     Netback Price shall mean the price obtained by WPC in an arm's length sale
     -------------
     of NGLs to a third Person who is not an Affiliate of WPC less Transportation Costs and/or T&F Costs that are reasonably incurred in connection therewith.

     WPC Deficiency Quantity shall have the meaning specified in Section 14.1
     -----------------------
     hereinafter.

     New Taxes shall mean any Taxes enacted and effective after the Effective
     ---------
     Date, including that portion of any Taxes or New Taxes that constitutes an increase either in rate or breadth of coverage.

     NGL shall mean Raw NGL Mix, if delivered to WPC from a gas processing
     ---
     plant, or Fractionated NGLs, if delivered to WPC from a fractionator.

     Normal Butane shall mean a liquid hydrocarbon stream which meets the
     -------------
     specifications set forth in Exhibit "A".

     Offspec NGLs shall have the meaning specified in Section 7.1 hereinafter.
     ------------

     Party shall mean individually either CUSA or WPC (including their
     -----
     respective successors and permitted assigns); collectively, the "Parties."
                                                                      -------

     Person shall mean any individual, corporation, partnership, limited
     ------
     liability company, association, joint venture, trust, or other organization of any nature or kind.

     Pipeline Transportation Costs shall mean all costs and expenses reasonably
     -----------------------------
     incurred by WPC in connection with the transportation of NGLs by pipeline or the costs and expenses that would have been incurred if such NGL's were actually transported by pipeline to the applicable location specified in
     Section 5.1. In those situations when it is necessary to transport NGLs by truck or rail cars to a pipeline receipt point, such costs shall be included as part of the applicable Pipeline Transportation Costs. It is understood and agreed that Pipeline Transportation Costs shall not include any portion of WPC's general and administrative costs and expenses.

     Propane shall mean a liquid hydrocarbon stream which meets the
     -------
     specifications set forth in Exhibit "A".

     Raw NGL Mix shall mean the mixed liquid hydrocarbon stream produced at a
     -----------
     gas processing plant and delivered to WPC at the Delivery Point at the tailgate of said plant.

     Taxes shall mean any and all ad valorem, property, occupation, severance,
     -----
     production, extraction, first use, conservation, Btu or energy, gathering, transport, pipeline, utility, gross receipts, gas or oil revenue, gas or oil import, privilege, sales, use, consumption, excise, lease, transaction, environmental, and other taxes, governmental charges, duties, licenses, fees, permits, and assessments.

     T&F Costs shall mean all Transportation Costs and the costs and expenses
     ---------
     incurred in connection with the receipt and fractionation of NGLs received by WPC from CUSA or that would have been incurred if fractionated, including any loss allowance imposed at the applicable fractionator.

     Transportation Costs shall mean all costs and expenses reasonably incurred
     --------------------
     in connection with the transportation of NGL(s) hereunder, including, without limitation, rail car, barges, and truck costs, NGL losses that occur during transportation for reasons other than the negligence or willful misconduct of WPC and all costs and expenses reasonably incurred in loading, unloading, transporting, terminaling, storing (if required), and handling such NGLs. With respect to barges, trucks and any other modes of transportation owned by WPC or its Affiliates, the applicable Transportation Costs shall not exceed the fair market value of the use of such modes of transportation in transporting NGLs hereunder. It is understood and agreed that Transportation Costs shall not include any portion of WPC's general and administrative costs and expenses.

     Year shall mean a period of twelve (12) consecutive Months commencing from
     ----
     the Effective Date.

     1.2 Other Definitions. Other terms may be defined elsewhere in the text of this Agreement and shall have the meanings indicated throughout this Agreement.

                                   ARTICLE II
                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

     2.1 CUSA hereby represents and warrants to WPC that on and as of the date hereof:

          (a) It has all requisite corporate power and authority to carry on the business in which it is engaged and to perform its respective obligations under this Agreement;

          (b) The execution and delivery of this Agreement have been duly authorized and approved by all requisite corporate action;

          (c) It has all the requisite corporate power and authority to enter into this Agreement and perform its obligations hereunder;

          (d) The execution and delivery of this Agreement does not, and consummation of the transactions contemplated herein will not, violate any of the material provisions of its organizational documents, any material agreement pursuant to which CUSA or its properties are bound or, to its knowledge, any material laws applicable to CUSA; and

          (e) This Agreement is valid, binding, and enforceable against it in accordance with its terms, subject to bankruptcy, moratorium, insolvency, and other laws generally affecting creditor's rights and general principles of equity (whether applied in a proceeding in a court of law or equity).

     2.2 WPC hereby represents and warrants to CUSA that on and as of the date hereof:

          (a) It has all requisite power and authority to carry on the business in which it is engaged and to perform its respective obligations under this Agreement;

          (b) The execution and delivery of this Agreement have been duly authorized and approved by all requisite partnership action;

                                          "The Confidential Treatment Requested.
                                                  The redacted material has been
                                          separately filed with the Commission."

            (c) It has all the requisite power and authority to enter into this Agreement and perform its obligations hereunder;

            (d) The execution and delivery of this Agreement does not, and consummation of the transactions contemplated herein will not, violate any of the material provisions of its organizational documents, any material agreement pursuant to which WPC or its properties are bound or, to its knowledge, any material laws applicable to WPC; and

            (e) This Agreement is valid, binding, and enforceable against it in accordance with its terms, subject to bankruptcy, moratorium, insolvency, and other laws generally affecting creditor's rights and general principles of equity (whether applied in a proceeding in a court of law or equity).

                                    ARTICLE III
                                       TERM
                                       ----

       3.1  Unless otherwise provided herein, this Agreement shall remain in
* full force and effect for a period of REDACTED from the Effective Date hereof and shall continue from Year to Year thereafter unless terminated by either
* Party hereto at the end of such REDACTED Year period or any Yearly anniversary thereafter by giving the other Party at least ninety (90) Days, but not more than one hundred twenty (120) Days, advance written notice of its intention to so terminate.

       3.2 Notwithstanding Section 3.1 above, this Agreement may be terminated as follows:

            (a) By the non-defaulting Party, upon thirty (30) Days written notice to the other Party, after it has been determined through the alternative dispute resolution procedures of Article XIII that a Material Default has occurred in the performance of a Party's obligations hereunder (it being understood that, for purposes of the foregoing, "Material Default" shall mean that the arbitrators have determined that (i) in consequence of such default, the objectives of this Agreement (as expressed in the Master Alliance Agreement of even date herewith by and among CUSA, WPC and others) are not being met and (ii) the defaulting Party failed to take the steps necessary to accomplish such objectives);

            (b) In the event either Party is dissolved (unless the successor to such dissolved Party or its assets is an Affiliate of CUSA or WPC Parent.);

                                          "The Confidential Treatment Requested.
                                                  The redacted material has been
                                          separately filed with the Commission."


            (c)  If a Bankruptcy Event occurs with respect to either Party; or

            (d)  By CUSA as provided in Section 11.2 hereinafter.

       3.3 Upon the termination of this Agreement, any monies due and owing either Party shall be paid to the other Party pursuant to the terms hereof and any refunds due either Party shall be made at the earliest possible time, and in any event no later than sixty (60) Days after the expiration or termination of this Agreement. All audit rights shall survive for the period prescribed by
  Section 11.6.

       3.4 Termination of this Agreement hereunder shall be cumulative of any other rights or remedies that the terminating Party may have in connection with such termination, including, but not limited to, damages and injunctive relief.

                                    ARTICLE IV
                                     QUANTITY
                                     --------

       4.1 During the term of this Agreement, unless WPC is excused from purchasing NGLs, or CUSA is excused from selling NGLs pursuant to the terms and provisions hereof, CUSA agrees to sell to WPC, and WPC agrees to purchase from CUSA, all of CUSA's right title and interest in the NGL's produced at the processing or fractionation plants (the "Plants") listed in Exhibits "B", "C", "D", "E" and "F" which are attached hereto and made a part hereof, and any other processing or fractionation plants not listed in said Exhibits, subject to contractual obligations existing as of the Effective Date which may prevent CUSA from providing such NGLs. However, when such contractual obligations terminate, such NGLs shall automatically be covered hereunder. CUSA agrees to notify WPC at least thirty (30) Days prior to the Day on which such contractual obligations terminate.

       4.2 The Parties shall use every reasonable effort to deliver and receive, as applicable, NGLs on a ratable Daily basis.

                                     ARTICLE V
                                       PRICE
                                       -----

       5.1  Except as otherwise provided herein, WPC shall pay CUSA for the NGLs
* purchased hereunder (i) a price equal to REDACTED as quoted by the Oil Price Information Service ("OPIS") for Mont Belvieu, Texas (Non-TET) for the Month in which NGLs are delivered to WPC, less Mont Belvieu T&F Costs, for the volumes of NGLs delivered to WPC at the applicable Delivery Point at the tailgate of the Plants listed in Exhibit "B" which is attached hereto and made
* a part hereof, (ii) a price equal to REDACTED as quoted by OPIS for Group

                                          "The Confidential Treatment Requested.
                                                  The redacted material has been
                                          separately filed with the Commission."

  140 (Conway, Kansas) for the Month in which NGLs are delivered to WPC, less Conway T&F Costs, for the volumes of NGLs delivered to WPC at the applicable Delivery Point at the tailgate of the Plants listed in Exhibit "C" which is
* attached hereto and made a part hereof (iii) a price equal REDACTED as quoted by OPIS for Mont Belvieu, Texas (Non-TET) for the Month in which NGLs are delivered to WPC, less Mont Belvieu T&F Costs, plus the T&F Costs paid by CUSA to a third Person to fractionate Raw NGL Mix into Fractionated NGLs for the volumes of NGLs delivered to WPC at the applicable Delivery Point at the tailgate of the Plants listed in Exhibit "D" which is attached hereto and made
* a part hereof, (iv) REDACTED percent of the Netback Price for the volumes of NGLs delivered to WPC at the applicable Delivery Point at the tailgate of the Plants listed in Exhibit "E" which is attached hereto and made a part hereof, and (v) the price for each NGL delivered to WPC at the Delivery Point at the tailgate of the Venice Fractionator as set forth in Exhibit "F" which is attached hereto and made a part hereof. WPC shall use every reasonable effort to obtain the highest Netback Price for NGLs. Notwithstanding the foregoing, it is understood and agreed that WPC's share of the Netback Price received
* from the disposition of NGLs (i.e., REDACTED as set forth in (iv) above),
* shall never be less than REDACTED per Gallon of each NGL delivered to WPC at the Delivery Point. The Parties recognize and acknowledge that during any given Month, NGLs delivered to WPC may be sold to WPC under different pricing scenarios as set forth in (i) through (iv) above, depending on the particular market for such NGLs as set forth in Exhibits "B", "C", "D" and "E".

       5.2 With respect to the Raw NGL Mix delivered by or on behalf of CUSA to WPC, the price set forth in Section 5.1 above shall be based on the Components contained in the Raw NGL Mix delivered to WPC at the tailgate of the applicable processing Plant.

       5.3 If for any reason the OPIS index for a particular NGL should cease to be published, the Parties agree promptly and in good faith to negotiate a mutually satisfactory Alternate Index or substitute methodology for calculating the price for such NGL (the "Alternate Index"). If, on or before thirty (30) Days after the index used to determine the price ceases to be published, the Parties are unable to agree on an Alternate Index upon which to base the calculation of the price, the Parties shall submit such determination to arbitration in accordance with the provisions of Article XIII hereinafter, which arbitration procedure will determine the Alternate Index. From the date on which the index price used to determine the price for a particular NGL ceases to be available until the Alternate Index is determined, the price for such NGL shall be the average of the prices in effect (or that would have been in effect) during the twelve (12) Months preceding the Month in which the index upon which the price was based ceased to be available, which price shall be effective until the effective date of the Alternate Index determined as set forth in this Section 5.3. Upon the determination of an Alternate Index, the price will be adjusted retroactively to the date on which the index upon which the price previously was based ceased to be available, plus interest thereon at the Base Rate.

* 5.4 Every REDACTED after the Effective Date of this Agreement, either Party shall have the option to open this Agreement solely for the purpose of renegotiating the pricing provisions hereof. To exercise such option, a Party at least ninety
(90) Days before the expiration of such five (5) Year period must provide to the other Party written notification (the "Renegotiation Notice") of its desire to renegotiate the price for the NGLs sold and purchased hereunder. If, after negotiating in good faith for a period of ninety (90) Days following the date of the Renegotiation Notice, the Parties are unable to agree upon a mutually acceptable price for such NGL(s), the matter shall be submitted to the alternative dispute resolution procedures as provided in Article XIII hereof. During the period while negotiations are ongoing until (i) a new price is agreed to or (ii) a new price is established as provided herein, the price for the NGL sold and purchased hereunder shall be determined in accordance with the pricing formula that was applicable immediately prior to the date of the Renegotiation Notice. If a new price is established under this Section 5.4, whether by renegotiation, arbitration, or otherwise, such new price shall be effective as of, and shall, if necessary, be made retroactive to, the first Day of the applicable five (5) Year period immediately following the Renegotiation Notice, plus interest thereon at the Base Rate.

     5.5 Annually, during the term hereof, either Party shall have the option to open this Agreement solely for the purpose of renegotiating the pricing/basis differentials for the Venice plant as set forth in Exhibit F. To exercise such option, a Party at least ninety (90) Days prior to the anniversary of the Effective Date must provide to the other Party written notification (the "Renegotiation Notice") of its desire to renegotiate the pricing/basis differentials for the NGLs produced at the Venice plant and sold and purchased hereunder. If, after negotiating in good faith for a period of ninety (90) Days following the date of the Renegotiation Notice, the Parties are unable to agree upon mutually acceptable pricing/basis differentials for such NGL(s), the matter shall be submitted to the alternative dispute resolution procedures as provided in Article XIII hereof. During the period while negotiations are ongoing until
(i) new pricing/basis differentials are agreed to or (ii) pricing/basis differentials are established as provided herein, the pricing/basis differentials for the NGLs produced at the Venice plant and sold and purchased hereunder shall be determined in accordance with the pricing/basis differentials that were applicable immediately prior to the date of the Renegotiation Notice. If new pricing/basis differentials are established under this Section 5.5, whether by renegotiation, arbitration, or otherwise, such pricing/basis differentials shall be effective as of, and shall, if necessary, be made retroactive to, the first Day of the applicable annual period immediately following the Renegotiation Notice, plus interest thereon at the Base Rate.

     5.6 In the event conditions change such that this Agreement causes, or could reasonably be expected to cause, a material long term economic or operational hardship to either Party, upon the written request of either Party, CUSA and WPC shall meet to renegotiate in good faith such burdensome terms and provisions so as to make them fair and equitable. Such renegotiations shall occur within thirty (30) Days of the date of the non-requesting Party's receipt of such written request for such renegotiations. If the parties are unable to agree on new provisions to replace such burdensome terms and provisions within ninety (90) Days of the non-requesting Party's receipt of such written request, the matter shall be submitted to the alternative dispute resolution procedures set forth in Article XIII hereof. It is understood and agreed that the rights granted in this Section 5.6 can only be used by a Party to commence good faith renegotiations once during each Year during the term hereof. If new provisions are agreed upon under this Section 5.6, whether by renegotiation, arbitration, or otherwise, such new provisions shall be effective as of, and shall, if necessary, be made retroactive to, the date on which the notice commencing renegotiations under this Section 5.6 was given, plus interest thereon at the Base Rate.

     5.7 For any NGLs produced at a processing or fractionation plant not listed in the Exhibits attached hereto (a "Non-Listed Plant"), the purchase price for such NGLs shall either be based on the prices set forth in Section 5.1 above or mutually agreed to by the Parties, as applicable. If such Non-Listed Plant is located in the general geographic location as a facility listed in the Exhibits attached hereto (a "Listed Facility"), the pricing provisions applicable to the Listed Facility as set forth in Section 5.1 above shall apply. If a Non-Listed Plant is not in the same geographic location as a Listed Facility, the purchase price for the NGLs produced at such Non-Listed Plant shall be mutually agreed to by the parties. If after negotiating in good faith the parties are unable to agree on a mutually acceptable price for such NGLs, upon the request of either Party, the matter shall be submitted to the alternative dispute resolution procedures as set forth in Article XIII hereof.

                                   ARTICLE VI
                                   DELIVERIES
                                   ----------

     6.1 The NGLs to be sold by CUSA hereunder shall be delivered by CUSA (or at CUSA's direction) to WPC or to WPC's designated representative for the account of WPC, at the Delivery Points (as defined in Section 6.2).

     6.2 The point(s) of delivery for NGLs sold and delivered hereunder (hereinafter the "Delivery Point(s)") shall be determined as follows:

          (a) In the event delivery is to be to or from a pipeline, the Delivery Point shall be located, and delivery of NGLs shall be deemed to occur, at the point at which such NGLs pass the pipeline meter. If pipeline delivery is by in-line inventory transfer, delivery shall be deemed to occur on the date and time that the relevant pipeline carrier advises CUSA and WPC, by product transfer order, book transfer, or letter of transfer, that NGLs shall be transferred to CUSA's account, and the Delivery Point shall be the location of the NGLs in the pipeline of the pipeline carrier on the Day and time that such in-line transfer of NGLs is deemed to occur. The parties hereto understand and agree that WPC has no control over the operations of the pipeline carrier and therefore cannot control when NGLs are transferred to WPC's account by the pipeline carrier will, in fact, occur.

          (b) In the event delivery is to be by or into a rail car, truck, or barge owned, operated, leased, or hired by WPC, the Delivery Point shall be located, and delivery of NGLs shall be deemed to occur, at the point at which the NGLs pass from the flange connecting the loading facility to WPC's owned, operated, leased, or hired rail car, truck, or barge whether said rail car, truck, or barge is loaded by CUSA or WPC directly or on behalf of CUSA or WPC through CUSA's or WPC's agent.

          (c) For the Venice, Louisiana facility, the Delivery Point shall be located at the flange immediately downstream of the product meters which measure the NGLs produced at the Venice fractionator.


     6.3 Title to and risk of loss (other than those losses described in Section 6.4 (e) hereinafter) associated with the NGLs delivered hereunder shall pass from CUSA to WPC upon the commencement of the delivery of such NGLs at the Delivery Points. Nothing contained in this Section 6.3 shall in any way affect WPC's rights as set forth in Article VII or CUSA's indemnity set forth in
Section 7.2 hereinafter. Except as otherwise provided in Section 7.2 hereinafter, WPC shall indemnify and save CUSA harmless against any claims for damages and losses arising from injuries to persons or property attributable to the NGLs delivered hereunder after delivery thereof has been made to WPC; conversely, CUSA shall indemnify and hold WPC harmless against any claims for damages and losses arising from injuries to persons or property attributable to the NGLs prior to delivery. In addition, each of the parties (WPC and CUSA) hereto shall indemnify and hold the other harmless from any losses and damages arising out of the operations conducted hereunder by such indemnifying party to the extent resulting from the negligent acts or willful misconduct of such indemnifying party, its agents or its employees.

     6.4 The following rules shall be applicable to the transportation and loading of NGLs at the Delivery Point(s) situated at facilities neither owned nor operated by WPC:

          (a) The loading of NGLs at the applicable Delivery Point(s) shall be performed in accordance with schedules mutually agreed to by the parties.

          (b) If rail cars subject to payment of demurrage or any other similar charges to a third Person not affiliated with either Party are used to transport NGLs from the Delivery Point, CUSA agrees to load or cause to be loaded and start the relevant cars on the return trip in accordance with the detention policy of the owner or operator of such rail car equipment and CUSA further agrees to pay any and all such charges that may be due thereunder.

          (c) CUSA shall be liable for the payment of invoices from the railroad for demurrage and hazardous materials storage charges incurred by WPC as the prepaid shipper due to CUSA's inability to receive a rail car and/or have a rail car placed on CUSA's siding.

          (d) Rail cars shall not be diverted while in transit except upon prior written authorization of WPC. Any charge incurred by WPC for the diversion of rail car(s) by CUSA shall be for the account of CUSA.

          (e) If WPC's owned or leased trucks are used to transport NGLs from the Delivery Point, CUSA agrees to load such trucks upon arrival at the Delivery Point, and CUSA's failure to do so shall render CUSA liable to WPC for damages incurred as a result of such delay. Notwithstanding the foregoing, CUSA shall have the right to refuse to load any truck that fails to meet Department of Transportation or other applicable laws, rules, regulations or standards.

          (f) For NGLs purchased hereunder (other than in the situation when a Netback Price is paid which will be based on actual volumes sold), CUSA will be liable for all tank car shortages claimed by WPC in excess of one percent (1%) of the net Gallons reflected on the bill of lading and acknowledged by the railroad agent's signature prior to unloading; provided, however, that such shortages, if any, are reported in writing to CUSA within twenty-four (24) hours after delivery by the carrier and prior to the unloading of the shipment in which the relevant shortage occurs. WPC shall ask CUSA for permission to unload, and CUSA, at its expense, shall have the right to inspect each car at its destination within forty-eight (48) hours after receipt of written notice of such shortage. All demurrage charges arising from the failure of CUSA to release the car for unloading within such forty-eight (48) hour period shall be paid by CUSA. Similarly, CUSA shall be liable for all truck shortages claimed by WPC in excess of three percent (3%) of the net Gallons reflected on the bill of lading; provided, however, that such shortages, if any, are noted on the delivery ticket and acknowledged by the truck driver's signature prior to unloading. The failure of WPC to observe this provision or any action by WPC which impedes identification of an alleged defect shall operate as a waiver of WPC's rights to make any such claim.

          Notwithstanding the foregoing, if the detention and/or demurrage charges set forth above are insufficient to cover any such charges paid by WPC to such third Person not affiliated with WPC, CUSA shall reimburse WPC for such amounts.

     6.5 Notwithstanding anything contained herein to the contrary, CUSA shall be allowed to consolidate its deliveries of NGLs behind one or more Delivery Points so long as (i) sufficient notice is provided WPC and (ii) such consolidation does not result in an economic or operational hardship on WPC.

                                  ARTICLE VII
                                    QUALITY
                                    -------

     7.1 All NGLs sold by CUSA and purchased by WPC hereunder shall meet the specifications set forth in Exhibit "A", attached hereto and made a part hereof. WPC shall have the right to reject any NGLs which fails to meet such quality specifications ("Offspec NGL"). All costs associated with the return and/or disposal of Offspec NGL shall be borne by CUSA. Notwithstanding the foregoing, WPC shall not have the right to reject Offspec NGLs produced at and delivered from a processing or fractionation plant owned and/or operated by WPC.

     7.2 Should the NGLs delivered hereunder to WPC, or to WPC's designated representative for the account of WPC, fail at any time to conform to the specifications set forth in Exhibit A, either Party shall notify the other Party of any such failure, and CUSA immediately shall undertake and diligently pursue such acts as may be necessary to correct such failure so as to deliver NGLs conforming to the specifications set forth above; but nothing contained in this
Article VII or any other part of this Agreement shall be construed to affect WPC's right, at any time and from time to time, to reject any NGL not conforming to said specifications and to refuse or suspend receipt until it is established to WPC's reasonable satisfaction that subsequent deliveries of NGLs will conform to said specifications. The term of this Agreement shall not be extended by the length of time of any period or periods when deliveries have been rejected, refused, or suspended as provided for herein. Notwithstanding the foregoing, the knowing acceptance by WPC of Offspec NGL shall constitute a waiver by WPC of any and all other rights and remedies available to WPC under this Agreement or otherwise with respect to CUSA's tender of such Offspec NGL, and all risk of loss, damage or liability arising out of WPC's ownership, control , possession, or use of such Offspec NGLs shall pass to and be borne by WPC. If it is subsequently determined that WPC unknowingly accepted Offspec NGLs, the Parties will mutually agree upon a discounted price for such Offspec NGLs to reflect their diminution in value, if any, from NGLs meeting the specifications hereof. If the Parties are unable to agree on a mutually acceptable discount price for such Offspec NGLs, the matter shall be subjected to the alternative dispute resolution procedures set forth in Article XIII hereof. CUSA agrees to INDEMNIFY and HOLD HARMLESS WPC, its Affiliates, and their respective officers, directors, employees, agents, and contractors, from all actual losses, costs, expenses, claims (including, without limitation, personal injury or property damage claims), damages, and causes of action, including, without limitation, reasonable attorneys' fees and costs of court (collectively, the "Losses") incurred by WPC, such Persons, or such Affiliates arising out of, or in any way associated with, the delivery to WPC of NGLs that fail to meet the specifications set forth in Exhibit A which are unknowingly accepted by WPC. Notwithstanding the foregoing, WPC shall not be entitled to a discounted price for any Offspec NGLs produced at and delivered from a processing or fractionation plant owned and/or operated by WPC if, immediately prior to the Effective Date of this Agreement, such WPC owned or operated plant was producing, or if not then producing, was capable of producing, NGLs that met the applicable specifications as set forth in Exhibit A.

     7.3 From time to time during the term hereof, WPC may request CUSA to provide certain NGLs that exceed the normal specifications as set forth in Exhibit A ("Purity NGLs"). The Parties acknowledge that providing such Purity NGLs will be to the mutual benefit of both

Parties and that neither Party should suffer an economic loss as a result thereof.

                                  ARTICLE VIII
                               WARRANTY OF TITLE
                               -----------------

     8.1 CUSA warrants title to all NGLs sold and delivered by it to WPC, and further warrants that CUSA has the right to sell such NGLs and that such NGLs meet the quality specifications as set forth herein and are free from all liens, mortgages, security interests, encumbrances and adverse claims or other charges. CUSA shall be responsible for paying all royalties, production payments, payments to other working interest owners, overriding royalties, taxes, license fees or other charges on the NGLs (other than taxes, license fees or other charges applicable to WPC's share of the NGLs) and CUSA agrees to and does hereby indemnify and save WPC (including its directors, officers, employees, agents, representatives, affiliates and subsidiaries) harmless from and against any and all claims, suits, causes of action, debts, accounts, damages, losses, costs and expenses (including reasonable attorney's fees) arising out of or in any way connected with (i) any adverse title and/or warranty claims to the NGLs, or (ii) the payment of royalties, overriding royalties, production payments and payments to other working interest owners, if any. THERE ARE, HOWEVER, NO OTHER WARRANTIES OF ANY KIND WHATSOEVER, EITHER EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE, MERCHANTABILITY, CONFORMITY TO MODELS OR SAMPLES, OR OTHERWISE, AND ALL SUCH WARRANTIES ARE HEREBY EXPRESSLY DISCLAIMED BY CUSA AND EXCLUDED FROM THIS AGREEMENT.

                                   ARTICLE IX
                                     TAXES
                                     -----

     9.1 CUSA shall be liable for and shall pay, or cause to be paid, or reimburse WPC, if WPC has paid, all Taxes (other than environmental Taxes, which environmental Taxes include, without limitation, Taxes imposed under Sections 4611, 4612, 4661, 4662, 4771, and 4772 and successor sections of the Internal Revenue Code) applicable to the NGLs sold hereunder upstream of the Delivery Point(s). If WPC is required to remit such Tax, the amount thereof shall be deducted from any sums becoming due to CUSA hereunder and shall be itemized on the statement provided by WPC in accordance with Section 11.1. WPC shall be liable for and shall pay, cause to be paid, or reimburse CUSA, if CUSA has paid, all environmental Taxes and all Taxes applicable to the sale and/or delivery of NGLs hereunder at and downstream of the Delivery Point(s) including any Taxes imposed or collected by a taxing authority with jurisdiction over WPC, provided, however, when laws, ordinances or regulations permit or impose upon CUSA the obligation to collect or pay Taxes applicable to the sale and/or delivery of NGL hereunder at the Delivery Point, CUSA shall collect all such Taxes from WPC, which shall be in addition to the applicable Price, and remit the same to the appropriate governmental authority, unless WPC furnishes a certificate of exemption. CUSA SHALL INDEMNIFY, DEFEND, AND HOLD WPC HARMLESS FROM AND AGAINST ANY LIABILITY WITH RESPECT TO THE TAXES FOR WHICH CUSA IS LIABLE AND WPC SHALL

INDEMNIFY, DEFEND, AND HOLD CUSA HARMLESS FROM AND AGAINST ANY LIABILITY WITH RESPECT TO THE TAXES FOR WHICH WPC IS LIABLE.

     9.2 Each Party will notify the other of the enactment of any New Taxes as promptly as practical after it obtains knowledge thereof. It is understood and agreed that the enactment of any material New Taxes shall constitute a hardship under the provisions of Section 5.5 above.

     9.3 To claim an exemption from payment of a Tax, a Party shall provide a certificate of exemption or other reasonably satisfactory evidence of exemption from any Tax, and each Party agrees to cooperate with the other Party in obtaining any such exemption. In addition, WPC has provided CUSA with, and CUSA acknowledges receipt of, the disclosure statement from WPC (as set forth in Section 4101 of the Internal Revenue Code of 1986).

                                   ARTICLE X
                            MEASUREMENT AND ANALYSES
                            ------------------------

     10.1 On all deliveries into or out of rail cars, the quantity shall be determined by official tank car capacity tables or slip tube gauges in accordance with Gas Processors Association ("GPA") Publication 8162, latest
                ---------------------------------------------------
revision. On all deliveries into or out of truck equipment, quantities shall be determined by meter, rotary gauge, weighing, or other measuring devices that meet industry standards, in accordance with GPA Publications 8162 and 8186,
                                            -------------------------------
latest revision. On all deliveries into or out of pipelines, quantities shall be determined by pipeline meter in accordance with the America Petroleum Institute ("API") Manual of Petroleum Measurement Standards. For raw make mixtures, volumes of the component products shall be determined (where practical) on a mass (pound) measurement basis in accordance with the latest edition of GPA Publications 8173 and 8182. On all deliveries into or out of
           -------------------------------
shore tanks, quantities shall be determined either meter or gauge from a static tank in accordance with the API Manual of Petroleum Measurement Standards and based upon the practice of the relevant terminal. All quantities shall be corrected to standard conditions of sixty degrees Fahrenheit (60/F) and equilibrium vapor pressure in accordance with the API Manual of Petroleum Measurement Standards, Chapter 14, Section B. The quantity and quality of NGLs covered by this Agreement shall be measured according to the current versions of the applicable standards of API and the American Society for Testing Materials, if available. Each Party shall be entitled to have its representatives present during all loadings, unloadings, tests, and measurements involving NGLs delivered hereunder. If the parties cannot agree on measurement or quality tests results, the measurements and quality tests required to determine the volume of receipts or shipments or the conformity of the NGLs delivered to the specifications set forth herein shall be made by an independent inspector selected jointly by the parties, the cost of which shall be shared equally by the Parties.

                                   ARTICLE XI
                              BILLING AND PAYMENT
                              -------------------

     11.1 By not later than thirty (30) Days following the Month NGLs are produced in a gas processing or fractionation plant owned and/or operated by WPC, except for the Venice Plant, or fifteen (15) Business Days after WPC's receipt of the Operator's Statement for all other plants, including the Venice Plant, setting forth the required volume information, or ten (10) Days following the end of the Month in which NGLs are sold in the situation where a Netback Price is applicable, WPC shall provide CUSA with a statement setting forth the price or Netback Price, as applicable, of such NGLs, the amount due CUSA for such NGLs, and such other information and detail as may be mutually agreeable to the Parties, along with payment for such NGLs, which shall be remitted by wire transfer of funds into an account designated by CUSA. If the Day on which any payment is due is not a Business Day, then the relevant payment shall be due upon the immediately preceding Business Day, except if such payment due date is a Sunday or Monday, then the relevant payment shall be due upon the immediately succeeding Business Day.

     11.2 If either Party should fail to remit any amounts in full when due as required hereunder, or if any adjustments are made under this Agreement, including, without limitation, adjustments as the result of the conclusion of any audits or as a result of the resolution of a billing dispute, interest on the unpaid portion shall accrue from the date upon which such payment should have been made hereunder until paid in full at the Base Rate. All such accrued interest shall be added to the amount reflected as being owed hereunder by either WPC or CUSA, as the case may be, on the next invoice or by separate invoice. In addition, if WPC fails to pay any amount due, as reflected in WPC's statement, within ten (10) Days after the due date, or if WPC fails to provide a statement as required by Section 11.1 above, CUSA shall have the right, upon written notice to WPC, to (i) suspend any further deliveries of NGLs until such statement has been provided and all amounts due have been paid with interest at the rate specified in Section 11.1, and (ii) to provide notice to WPC that this Agreement shall terminate if such statement is not provided and the payment default has not been cured within sixty (60 ) Days after the date such written notice is received by WPC.

     11.3 If a good faith dispute arises as to the amount payable in any statement, the amount not in dispute shall be paid. If either Party elects to withhold any payment otherwise due as a consequence of the good faith dispute, the withholding Party shall provide the other Party with written notice of its reasons for withholding payment, and shall simultaneously place the disputed amount into an escrow account at a mutually acceptable commercial bank, pending resolution of the dispute. Any such dispute shall be resolved in accordance with the alternative dispute resolution procedures of Article XIII. The performance of both Parties under this Agreement shall continue pending the outcome of such procedures. If it is subsequently determined, whether by mutual agreement of the Parties or otherwise, that the withholding Party is required to pay all or any portion of the disputed amounts to the other Party, the withholding Party, in addition to paying over such amounts, shall also pay interest accrued on such amounts from the original due date until paid, at the Base Rate.

     11.4 No retroactive adjustments may be made for any overcharge or undercharge after a period ending twenty-four (24) Months from the end of the Month in which the NGL invoice or statement forming the basis of the overcharge or undercharge was delivered or not delivered, as the case may be, unless a claim for such adjustment shall have been presented prior to the end of such period. Any payment with respect to a retroactive adjustment shall include an amount equal to interest on all amounts past due from the date of the initial payment at the Base Rate, except in instances where neither Party knew or could have known that the overcharge or undercharge occurred, in which case interest shall run from the date of demand for payment.

     11.5 Either Party, upon notice in writing to the other, shall have the right at reasonable hours to audit the accounts and records relating to the accounting or billing under the provisions of any article hereof; provided, however, that the auditing Party must take written exception to and make claim upon the other Party for all discrepancies disclosed by said audit within twenty-four (24) Months of the rendition of any statement or invoice forming the basis of such claim. Such audit shall be conducted by the auditing Party's representative or auditor at the auditing Party's expense.

     11.6 ALL DISPUTES ARISING UNDER THIS ARTICLE XI THAT ARE NOT OTHERWISE RESOLVED AS PROVIDED HEREIN SHALL BE SUBMITTED TO THE ALTERNATIVE DISPUTE RESOLUTION PROCEDURES AS SET FORTH IN ARTICLE XIII HEREOF. TO THE EXTENT THAT ANY SUCH UNRESOLVED DISPUTE HAS NOT BEEN SUBMITTED TO SUCH ALTERNATIVE DISPUTE RESOLUTION PROCEDURES WITHIN TWENTY-FIVE (25) MONTHS AFTER THE EVENT CAUSING THE DISPUTE IS DISCOVERED OR REASONABLY SHOULD HAVE BEEN DISCOVERED, THE PARTY ASSERTING THE CLAIM IN DISPUTE SHALL BE DEEMED TO HAVE WAIVED ANY SUCH CLAIM AND ALL RIGHTS HEREUNDER WITH RESPECT THERETO.

     11.7 All payments will be made without set off or counterclaim; provided, however, that upon a Party's (the "defaulting Party") failure to make payment of undisputed amounts on the due date, the other Party (the "non-defaulting Party") may, at its option and in its sole discretion, set off against any amounts owed to the defaulting Party, any amounts owed by the defaulting Party under this Agreement or otherwise. The obligations of the non-defaulting Party and the defaulting Party under this Agreement in respect of such amounts shall be deemed satisfied and discharged to the extent of any such set off. The non-defaulting Party will give the defaulting Party notice of any set off made under this
Section 11.7 as soon as practicable after the set off is made, provided that failure to give such notice shall in no way affect the validity of the set off.

                                  ARTICLE XII
                                 FORCE MAJEURE
                                 -------------

     12.1 In the event either Party is rendered unable, wholly or in part, by Force Majeure to carry out its obligations under this Agreement, other than the obligation to make payment of money due hereunder, it is agreed that upon such Party's giving notice and reasonably full particulars of such Force Majeure in writing to the other Party after the occurrence of the cause relied on, then the obligations of the Party giving such notice, so far as and to the extent that they are affected by such Force Majeure, shall be suspended during the continuance of any inability so caused, but for no longer period, and such cause shall so far as possible be remedied with all reasonable dispatch. This Agreement shall not be terminated by reason of any such cause, but shall remain in full force and effect, and this Agreement shall not be extended regardless of such curtailment or cessation.

     12.2 The term "Force Majeure" as used herein shall mean acts of God, strikes, lockouts, or other industrial disturbances, acts of the public enemy, wars, blockades, insurrections, riots, epidemics, landslides, lightning, earthquakes, fires, tornadoes, hurricanes, or storms, tornado, hurricane, or storm warnings which in any Parties' judgment require the precautionary shutdown of a gas processing plant or other related facilities, floods, washouts, arrests or restraints of the government, either federal or state, civil or military, civil disturbances, explosions, sabotage, breakage or accident to equipment, machinery or lines of pipe, freezing of machinery, equipment, wells, or lines of pipe, electric power shortages, failure of pipelines or carriers to transport, partial or entire failure of wells, inability of any Party to obtain necessary permits and/or permissions due to existing or future rules, orders, laws or governmental authorities (both federal, state and local), temporary cleaning or testing of facilities (including, but not limited to, scheduled gas processing facility turnarounds and shutdowns for safety maintenance), shutdowns due to explosion or other extraordinary incident, or any other causes, whether of the kind herein enumerated or otherwise, and which are not within the control of the Party claiming suspension and which such Party is unable to overcome by the exercise of due diligence. It is understood and agreed that the settlement of strikes or lockouts shall be entirely within the discretion of the Party having the difficulty, and that the above requirement that any Force Majeure shall be remedied with all reasonable dispatch shall not require the settlement of strikes or lockouts by acceding to the demands of opposing parties when such course is inadvisable in the discretion of the Party having difficulty. The term "Force Majeure" shall also include any event of Force Majeure occurring with respect to the facilities or services of either CUSA's or WPC's third Party suppliers or customers delivering or receiving any product, fuel, feedstock, or other substance necessary to the performance of such Party's obligations, and shall also include curtailment or interruption of deliveries or service by such third Party suppliers or customers as a result of an event of Force Majeure.

                                  ARTICLE XIII
                   ALTERNATIVE DISPUTE RESOLUTION PROCEDURES
                   -----------------------------------------

     13.1 Any dispute, controversy or claim arising out of or relating to this Agreement, or the breach or performance hereof, including, but not limited to, any disputes concerning the interpretation of the terms and provisions hereof, shall be resolved through the use of the following procedures:

          (a) The Parties will initially attempt in good faith to resolve any disputes, controversy or claim arising out of or relating to this Agreement.

          (b) Should the Parties directly involved in any dispute, controversy or claim be unable to resolve same within a reasonable period of time, such dispute, controversy or claim shall be submitted to the senior executives of the Parties (the "Senior Executives") with such explanation or documentation as the Parties deem appropriate to aid the Senior Executives in their consideration of the issues presented. The date the matter is first submitted to the Senior Executives shall be referred to as the "Submission Date." The Senior Executives shall attempt in good faith, through the process of discussion and negotiation, to resolve any dispute, controversy, or claim presented to it within forty-five (45) Days after the Submission Date.

          (c) If the Senior Executives cannot so resolve any dispute, controversy, or claim submitted to it within forty-five (45) Days after the Submission Date, the Parties shall attempt in good faith to settle the matter by submitting the dispute, controversy or claim to mediation within sixty (60) Days after the Submission Date using any mediator upon which they mutually agree. If the Parties are unable to mutually agree upon a mediator within seventy-five (75) Days after the Submission Date, the case shall be referred for mediation to the office of Judicial Arbitration and Mediation Services, Inc. ("JAMS") in Houston, Texas. The cost of the mediator will be split equally between the Parties unless they agree otherwise in writing.

          (d) If the matter has not been resolved pursuant to the aforesaid mediation procedure within thirty (30) Days of the initiation of such procedure, or if either Party will not participate in such mediation, either Party may request that the matter be resolved through arbitration by submitting a written notice (the "Arbitration Notice") to the other. Any arbitration that is conducted hereunder shall be governed by the Federal Arbitration Act, 9 U.S.C. ' 1 et seq., and will not be governed by the arbitration acts, statutes, or rules of any other jurisdiction.

          (e) The Arbitration Notice shall name the noticing Party's arbitrator and shall contain a statement of the issue(s) presented for arbitration. Within fifteen (15) Days of receipt of an Arbitration Notice, the other Party shall name its arbitrator by written notice to the other and may designate any additional issue(s) for arbitration. The two named arbitrators shall select the third arbitrator within fifteen (15) Days after the date on which the second arbitrator was named. Should the two arbitrators fail to agree on the selection of the third arbitrator, either Party shall be entitled to request the Senior Judge of the United States District Court for the Southern District of Texas to select the third arbitrator. All arbitrators shall be qualified by education or experience within the natural gas or natural gas liquids industry to decide the issues presented for arbitration. No arbitrator shall be: a current or former director, officer, or employee of either Party or its Affiliates; an attorney (or member of a law firm) who has rendered legal services to either Party or its Affiliates within the preceding three Years; or an owner of any of the common stock of either Party, or its Affiliates.

          (f) The three arbitrators shall commence the arbitration proceedings within twenty-five (25) Days following the appointment of the third arbitrator. The arbitration proceedings shall be held at a mutually acceptable site and if the Parties are unable to agree on a site, the arbitrators shall select the site. The arbitrators shall have the authority to establish rules and procedures governing the arbitration proceedings. Each Party shall have the opportunity to present its evidence at the hearing. The arbitrators may call for the submission of pre-hearing statements of position and legal authority, but no post-hearing briefs shall be submitted. The arbitration panel shall not have the authority to award (i) punitive or exemplary damages or (ii) consequential damages, except as expressly provided herein. The arbitrators' decision must be rendered within thirty
               (30) Days following the conclusion of the hearing or submission of evidence, but no later than ninety (90) Days after appointment of the third arbitrator. With respect to disputes regarding price or any redetermination thereof under Article V or the selection of an Alternate Index under Section 5.3, each Party shall submit to the arbitration panel a final offer of its proposed resolution of the dispute. A majority of the arbitrators shall approve the final offer of one Party without modification, and reject the offer of the other Party.

          (g) The decision of the arbitrators or a majority of them, shall be in writing and shall be final and binding upon the Parties as to the issue(s) submitted. The cost of the hearing shall be shared equally by the Parties, and each Party shall be responsible for its own expenses and those of its counsel or other representatives. Each Party hereby irrevocably waives, to the fullest extent permitted by law, any objection it may have to the arbitrability of any such disputes, controversies or claims and further agrees that a final determination in any such arbitration proceeding shall be conclusive and binding upon each Party. Judgment on the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. The prevailing Party shall be entitled to recover reasonable attorneys' fees and court costs in any court proceeding relating to the enforcement or collection of any award or judgment rendered by the arbitration panel under this agreement.

          (h) All deadlines specified herein may be extended by mutual written agreement of the Parties. The procedures specified herein shall be the sole and exclusive procedures for the resolution of disputes between the parties arising out of or relating to this Agreement; provided, however, that a Party may seek a preliminary injunction or other preliminary judicial relief if in its judgment such action is necessary to avoid irreparable damage. Despite such action, the Parties will continue to participate in good faith in the procedures specified herein. All applicable statutes of limitation, including, without limitation, contractual limitation periods provided for in this Agreement, shall be tolled while the procedures specified in this Section are pending. The Parties will take all actions, if any, necessary to effectuate the tolling of any applicable statutes of limitation.

                                  ARTICLE XIV
                             LIMITATION OF DAMAGES
                             ---------------------

     14.1 Unless performance is excused by another provision of this Agreement, if WPC fails to accept delivery of all quantities of NGLs tendered by CUSA that WPC is obligated to receive during the term of this Agreement, WPC shall pay to CUSA, within ten (10) Days after WPC's receipt of CUSA's invoice therefor, an amount equal to the sum of the following amounts: (a) the arithmetic product obtained by multiplying (i) the difference between the quantity of NGLs actually accepted by WPC and the quantity of NGLs tendered by CUSA (the "WPC Deficiency Quantity") by (ii) the positive difference, if any, obtained by subtracting from the price that WPC would have otherwise paid as provided herein, an amount derived from (1) the price obtained by CUSA in an arms-length sale to a third party of a quantity of NGLs equal to the WPC Deficiency Quantity, less (2) incremental transportation and storage costs incurred by CUSA; plus (b) an
                                                               ----
amount, as liquidated damages, equal to one quarter of one cent per Gallon ($0.0025/Gallon) multiplied by the WPC Deficiency Quantity to cover CUSA's administrative and operational costs and expenses.

     14.2 FOR BREACH OF ANY PROVISION FOR WHICH AN EXPRESS REMEDY OR MEASURE OF DAMAGES IS PROVIDED IN THIS AGREEMENT, SUCH EXPRESS REMEDY OR MEASURE OF DAMAGES SHALL BE THE SOLE AND EXCLUSIVE REMEDY HEREUNDER, AND THE OBLIGOR'S LIABILITY SHALL BE LIMITED AS SET FORTH IN SUCH PROVISION, AND ALL OTHER REMEDIES OR DAMAGES ARE WAIVED. IF NO REMEDY OR MEASURE OF DAMAGES IS EXPRESSLY PROVIDED HEREIN, THE OBLIGOR'S LIABILITY SHALL BE LIMITED TO DIRECT ACTUAL DAMAGES ONLY, EXCLUDING LOST PROFITS, AND SUCH DIRECT ACTUAL DAMAGES SHALL BE THE SOLE AND EXCLUSIVE REMEDY HEREUNDER, AND ALL OTHER REMEDIES OR DAMAGES ARE WAIVED. IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY UNDER ANY PROVISION OF THIS AGREEMENT (INCLUDING, WITHOUT LIMITATION, ANY INDEMNITY PROVISION HEREOF)
FOR PUNITIVE OR EXEMPLARY DAMAGES IN TORT OR CONTRACT.   EXCEPT AS EXPRESSLY
PROVIDED HEREIN, NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY UNDER ANY PROVISION OF THIS AGREEMENT FOR CONSEQUENTIAL, INCIDENTAL, OR INDIRECT DAMAGES. THE PRECEDING SENTENCE SHALL NOT BE CONSTRUED AS LIMITING THE OBLIGATION OF EITHER PARTY HEREUNDER TO INDEMNIFY THE OTHER PARTY AGAINST CLAIMS ASSERTED BY THIRD PARTIES, INCLUDING, BUT NOT LIMITED TO, THIRD PARTY CLAIMS FOR CONSEQUENTIAL, INCIDENTAL, OR INDIRECT DAMAGES, BUT EXCLUDING CLAIMS FOR SUCH DAMAGES UNDER ARTICLE IX. TO THE EXTENT ANY PAYMENT REQUIRED TO BE MADE PURSUANT TO ANY

PROVISION OF THIS AGREEMENT IS AGREED BY THE PARTIES TO CONSTITUTE LIQUIDATED DAMAGES, THE PARTIES ACKNOWLEDGE THAT THE DAMAGES ARE DIFFICULT OR IMPOSSIBLE TO DETERMINE, AND THAT SUCH PAYMENT CONSTITUTES A REASONABLE APPROXIMATION OF THE AMOUNT OF SUCH DAMAGES.

                                   ARTICLE XV
                                 MISCELLANEOUS
                                 -------------

     15.1 This Agreement and the operations hereunder shall be subject to the valid and applicable federal and state laws and the valid and applicable orders, laws, local ordinances, rules, and regulations of any local, state or federal authority having jurisdiction, but nothing contained herein shall be construed as a waiver of any right to question or contest any such order, laws, rules, or regulations in any forum having jurisdiction in the premises. If any provision of this Agreement is held to be illegal, invalid, or unenforceable under the present or future laws effective during the term of this Agreement, (i) such provision will be fully severable, (ii) this Agreement will be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part of this Agreement, and (iii) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid, or unenforceable provision or by its severance from this Agreement. Furthermore, in lieu of such illegal, invalid, or unenforceable provision, there will be added automatically as a part of this Agreement a provision similar in terms to such illegal, invalid, or unenforceable provision as may be possible and as may be legal, valid, and enforceable. If a provision of this Agreement is or becomes illegal, invalid, or unenforceable in any jurisdiction, the foregoing event shall not affect the validity or enforceability in that jurisdiction of any other provision of this Agreement nor the validity or enforceability in other jurisdictions of that or any other provision of this Agreement.

     15.2 THIS AGREEMENT AND THE RIGHTS AND DUTIES OF THE PARTIES ARISING OUT OF THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED, ENFORCED, AND PERFORMED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, AS THE SAME MAY BE AMENDED FROM TIME TO TIME, WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAW PROVISION OR RULE THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF TEXAS.

     15.3 This Agreement, including, without limitation, all exhibits hereto, integrates the entire understanding between the Parties with respect to the subject matter covered and supersedes all prior understandings, drafts, discussions, or statements, whether oral or in writing, expressed or implied, dealing with the same subject matter. This Agreement may not be amended or modified in any manner except by a written document signed by both Parties that expressly amends this Agreement. No waiver by CUSA or WPC of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar) nor shall such waiver constitute a continuing waiver unless expressly provided. No waiver shall be effective unless made in writing and signed by the Party to be charged with such wavier.

     15.4 The terms, covenants and conditions of this Agreement shall inure to and be binding upon the parties hereto and their successors and permitted assigns; provided, however, that neither Party may assign this Agreement in whole or in part without the prior written consent of the other Party, which consent shall not be unreasonably withheld, and provided further, that either Party may assign its rights hereunder to any Affiliate without the approval of the other Party, but any such assignment shall in no way relieve or release such assigning Party from any obligations hereunder, whether accrued or unaccrued, unless agreed to in writing by the non-assigning Party; further provided that each Party may, for collateral purposes, mortgage, pledge, encumber or grant a security interest in or a lien on its interest in this Agreement and/or its rights hereunder to any commercial bank, trustee or other Person acting on behalf of any such commercial bank without the consent of the other Party. Any transfer or assignment in violation of this Section shall be void.

     15.5 With the other documents required hereunder, CUSA shall provide to WPC a Material Safety Data Sheet for each NGL delivered hereunder. WPC acknowledges that there may be hazards associated with the loading, unloading, transporting, handling, or use of the NGL sold hereunder, which may require that warning be communicated to or other precautionary action taken with all Persons handling, coming into contact with, or in any way concerned with the NGLs sold hereunder. WPC assumes as to its employees, independent contractors, and subsequent purchasers of the NGLs sold hereunder all responsibility for all such necessary warnings or other precautionary measures relating to hazards to Person and property associated with the NGLs sold hereunder and, furthermore, WPC shall defend at its own expense, indemnify fully and hold harmless CUSA and its parents, subsidiaries and Affiliates and its and their agents, officers, directors, employees, representatives, successors and assigns from and against any and all liabilities; losses; damages; demands; claims; penalties; fines; actions; suits; legal, administrative or arbitration or alternative dispute resolution proceedings; judgments, orders, directives, injunctions, decrees or awards of any jurisdiction; costs and expenses (including, but not limited to, reasonable attorneys' fees and related costs) arising out of or in any manner related to WPC's failure to provide necessary warnings or other precautionary measures in connection with the NGLs sold hereunder.

     15.7 Except as otherwise provided herein, each Party reserves to itself all rights, set-offs, counterclaims, and other remedies and/or defenses which such Party is or may be entitled to arising from or out of this Agreement or as otherwise provided by law.

     15.8 (a) Each Party agrees that it will maintain this Agreement, all terms and conditions of this Agreement, and all other Confidential Information (as hereinafter defined) in strictest confidence, and that it will not cause or permit disclosure of Confidential Information to any third Person without the express written consent of the other Party hereto. Disclosures of Confidential Information otherwise prohibited by this Section
               15.8 may be made by either Party: (i) to the extent necessary for such Party to enforce its rights hereunder against the other Party; (ii) to the extent a Party is contractually or legally bound to disclose information to a third Person

               (such as a shareholder or commercial lender); (iii) only to the extent to which a Party hereto is required to disclose all or part of this Agreement by a statute or by the order of a court, agency, or other governmental body exercising jurisdiction over the subject matter hereof, by order, by regulations, or by other compulsory process (including, but not limited to, deposition, subpoena, interrogatory, or request for production of documents);
               (iv) to the extent required by the applicable regulations of a securities or commodities exchange; or (v) to an Affiliate (but only if such Affiliate agrees to be bound by the provisions of this Section). "Confidential Information" shall mean any information, proprietary to either Party and maintained by it in confidence or as a trade secret, including, without limitation, business plans and strategies, proprietary software, financial statements, customer or client lists, personnel records, analysis of general energy market conditions, sales, transportation, and service contracts and the commercial terms thereof, relationships with current and potential business partners, supplies customers, service providers and financial sources, data base contents and valuable information of a like nature relating to the business of such Party. It is understood and agreed that Confidential Information shall not include information of a Party that (w) becomes generally available to the public at the time of disclosure to the other Party, or (x) after the time of disclosure to the other Party, was generally made available to the public without breach of this Agreement, or (y) the Person receiving the information can show was rightfully in its possession at the time of disclosure, or (z) was rightfully acquired by the recipient from third Persons who did not themselves obtain such information under a confidentiality or other similar agreement with the Party whose information was disclosed.

          (b) If either Party is or becomes aware of a fact, obligation, or circumstance that has resulted or may result in a disclosure of Confidential Information authorized by this Section 15.8, it shall so notify the other Party promptly and shall provide documentation or an explanation of such disclosure as soon as it is available. Each Party further agrees to cooperate to the fullest extent in seeking confidential status to protect any Confidential Information so disclosed.

          (c) The Parties hereto acknowledge that independent legal counsel, certified public accountants, or other consultants or independent contractors of a Party (collectively, "Outside Consultants") may, from time to time, be provided with a copy of this Agreement if, in the judgment of the disclosing Party, the information contained in this Agreement is necessary to the performance of such Outside Consultants' duties. Accordingly, the Parties agree that such disclosure does not require consent by the other Party, provided that any such Outside Consultants agree to be bound by the provisions of this Section 15.8.

          (d) Each Party will be deemed solely responsible and liable for the actions of its employees, Outside Consultants, officers, and agents for maintaining the confidentiality commitments of this
               Section 15.8, but will be required in that regard only to exercise such care in maintaining the confidentiality of the Confidential Information as such Party normally exercises in preserving the confidentiality of its other commercially sensitive information.

     15.9 Nothing contained in this Agreement shall be construed to create an association, trust, partnership, or joint venture or impose a trust or partnership duty, obligation, or liability on or with regard to either Party.

     15.10 In construing this Agreement, the following principles shall be followed:

          (a) no consideration shall be given to the fact or presumption that one Party had a greater or lesser hand in drafting this Agreement;

          (b) examples shall not be construed to limit, expressly or by implication, the matter they illustrate;

          (c) the word "includes" and its syntactical variants mean "includes, but is not limited to" and corresponding syntactical variant expressions; and

          (d) the plural shall be deemed to include the singular and vice versa, as applicable.

     15.11 EACH PARTY EXECUTING THIS AGREEMENT HEREBY WAIVES ITS RESPECTIVE RIGHTS, IF ANY, UNDER THE DECEPTIVE TRADE PRACTICES-CONSUMER PROTECTION ACT,
SECTION 17.41 ET SEQ., TEXAS BUSINESS & COMMERCE CODE, A LAW THAT GIVES CONSUMERS SPECIAL RIGHTS AND PROTECTIONS. AFTER CONSULTATION WITH AN ATTORNEY OF ITS OWN SELECTION, EACH PARTY EXECUTING THIS AGREEMENT VOLUNTARILY CONSENTS TO THIS WAIVER. IN ADDITION, EACH PARTY EXECUTING THIS AGREEMENT HEREBY REPRESENTS AND WARRANTS TO THE OTHER PARTY THAT (i) SUCH PARTY'S LEGAL COUNSEL WAS NOT DIRECTLY OR INDIRECTLY IDENTIFIED, SUGGESTED, OR SELECTED BY THE OTHER PARTY OR BY AN AGENT OF SUCH OTHER PARTY, AND (ii) NEITHER PARTY EXECUTING THIS AGREEMENT IS IN A SIGNIFICANTLY DISPARATE BARGAINING POSITION.

     15.12 Any notice or other communication provided for in this Agreement or any notice which either Party may desire to give to the other shall be in writing and shall be deemed to have been properly given if and when sent by facsimile transmission, delivered by hand; or, if sent by mail, upon deposit in the United States mail, either U.S. Express Mail, registered mail, or certified mail, with all postage fully prepaid; or, if sent by courier, by delivery to a bonded courier with charges paid in accordance with the customary arrangements established by such courier, in each case addressed to the parties at the following addresses:

     If to WPC:     WARREN PETROLEUM COMPANY,
                    LIMITED PARTNERSHIP
                    13430 Northwest Freeway, Suite 1200
                    Houston, Texas  77040-6095
                    Attention:  Vice President and General Manager
                    NGL Marketing
                    Telephone: (713) 507-3715
                    Telecopy: (713) 507-6408

     with a copy to:

                    Vice President & General Counsel
                    WARREN PETROLEUM COMPANY,
                    LIMITED PARTNERSHIP
                    13430 Northwest Freeway
                    Suite 1200
                    Houston, Texas  77040-6095
                    Telephone: (713) 507-3725
                    Telecopy: (713) 507-6834

     If to CUSA:
                    Notices and Correspondence
                    --------------------------
                    Chevron U.S.A. Inc.
                    P.O. Box 2100
                    Houston TX  77252
                    Attention:   Midstream Business Unit -
                                 Alliance Manager (CPDN)
                    Phone: (713) 754-2437
                    Fax: (713) 754-2536

                    Statements
                    ----------
                    Chevron U.S.A. Inc.
                    P. O. Box J
                    Concord CA. 94524
                    Attention: Section 980
                    Telephone: (510) 827-7382
                    Telecopy: (510) 680-4372

                    Payments Shall Be Made By Wire Transfer To:
                    ------------------------------------------

                    Chevron U.S.A. Production Company
                    Account No.5951704
                    First National Bank of Chicago B Chicago, IL
                    ABA Ref. No. 071 000 013

or at such other address as either Party shall designate by written notice to the other. A notice sent by facsimile shall be deemed to have been received by the close of the Business Day following the Day on which it was transmitted and confirmed by transmission report or such earlier time as confirmed orally or in writing by the receiving Party. Notice by U. S. Mail, whether by U. S. Express Mail, registered mail or certified mail, or by overnight courier shall be deemed to have been received by the close of the second Business Day after the Day upon which it was sent, or such earlier time as is confirmed orally or in writing by the receiving Party. Any Party may change its address or facsimile number by giving notice of such change in accordance with herewith.

     15.13 No director, employee, or agent of either Party shall give or receive any commission, fee, rebate, gift, or entertainment of significant cost or value in connection with this Agreement. Any mutually agreeable representative(s) authorized by either Party may audit the applicable records of the other Party solely for the purpose of determining whether there has been compliance with this section, but no more often than once during each Year during the term hereof.

     15.14 Each Party shall provide the other Party with such reports as may be mutually agreeable to both Parties. Each Party shall maintain such records and accounts as may be necessary to the performance of its respective duties and obligations hereunder, in accordance with good business practices.

     15.15 This Agreement is for the sole benefit of the Parties and their respective successors and permitted assigns, and shall not inure to the benefit of any other Person whomsoever, it being the intention of the Parties that no third Person shall be deemed a third Party beneficiary of this Agreement.

     15.16 Each Party shall take such acts and execute and deliver such documents in form and substance reasonably satisfactory to each of them, in order to effectuate the purposes of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement the Day and Year first above written.

                              WARREN PETROLEUM COMPANY, LIMITED PARTNERSHIP

                              By: Warren Petroleum G. P., Inc., its General Partner

                              By:  ____________________________________
                              Name: ____________________________________
                              Title:  ____________________________________


                              CHEVRON U.S.A. INC.


                              By:  ____________________________________
                              Name: ____________________________________
                              Title:  ____________________________________

                                 EXHIBIT A

               Attached to and made a part of that certain
               Master Natural Gas Liquids Purchase
               Agreement between Warren Petroleum
               Company, Limited Partnership and Chevron U.
               S. A. Inc.


                         INDEX OF THE  SPECIFICATIONS
                          -----------------------------
                           FOR NGLS PURCHASED BY WPC
                           -------------------------

Number                    Name                  Page
------                    ----                  ----

S-100     Demethanized Raw Product - Pipelined    30

S-101     Demethanized Raw Product - Trucked      32

S-103     Deethanized Raw Product                 34

S-104     Propane-Butane Mix                      36

S-105     Butane-Natural Gasoline                 38

S-200     80-20 Ethane-Propane Mix                40

S-202     Purity Ethane                           41

S-300     Propane                                 42

S-400     Normal Butane                           44

S-401     Isobutane                               45

S-402     Mixed Butanes                           46

S-500     Normal Pentane                          47

S-501     Isopentane                              48

S-600     Natural Gasoline                        49

S-601     Hexanes Plus                            50

                            DEMETHANIZED RAW PRODUCT
                             PIPELINE SPECIFICATION
                                                                           S-100
                                                         Effective Date:  3/1/96

Product characteristics with test methods are herein specified for any demethanized raw material of natural gas liquids received by WPC for delivery into a Pipeline System.


                                                                                                               TEST METHODS
    PRODUCT CHARACTERISTICS                              MINIMUM                 MAXIMUM                      LATEST REVISION
-------------------------------                          -------                 -------                    -------------------

1.  Composition                                                                                        ASTM E-260
    -----------
        Percent by Liquid Volume                   Predominantly Ethane, Propane, Butanes
                                                   & Natural Gasoline (Pentanes & Heavier)             GPA 2177

        Methane & Ethylene                                                 2.0 of Ethane
        Ethylene                                                           1.0 of Ethane
        Propylene                                                          5.0 of Propane
        Butylene                                                           1.0 of Butanes              ASTM D-2163

2.  Corrosion
    ---------
        Copper Strip @ 100/F (Invalid if                                   1-b                         ASTM D-1838
        additive or inhibitor is used.)
        Corrosion Additive or Inhibitor, PPM by Weight                     1                           Applicable Industry

3.  Total Sulfur
    ------------
        PPM by Weight in Liquid                                            150                         ASTM D-3246
4.  Carbon Dioxide
    --------------
        PPM by Weight in Liquid                                            1000                        GPA 2177
5.  Dryness                                                                No Free Water               Visual
    -------

6.  Pentanes & Heavier                                                     No Color                    Visual Using White Cup Method
    ------------------
    Perform the Saybolt color test after weathering
    sample to 70/F if white cup indicates possible color.
        Color
        -----
        Saybolt No.                                Plus 25                                             ASTM D-156
        Distillation
        ------------
        End Point, /F                                                      375                         ASTM D-216

7.  Vapor Pressure
    --------------
        WPC reserves the right to limit the amount of product having a vapor pressure above four-hundred (400) psia at 85/F delivered at any point for injection into a pipeline to the extent necessary to ensure that the vapor pressure of the composite stream transported in the pipeline does not exceed four-hundred (400) psia at 85/F. Vapor pressure shall be determined by ASTM
Method D-1267 with an 85/F constant temperature bath.

8.  Deleterious Substances (PPM by Weight in Liquid)
    ------------------------------------------------
        COS                                                                1
        Ammonia                                                            1
        Fluorides                                                          1


Product Accounting
------------------
For accounting purposes, methane and ethylene shall be considered ethane, propylene shall be considered propane, and butylenes shall be considered normal butane within the above listed specification limits.

Any excess of these hydrocarbon components above the specification limits shall not be accounted for.

Tariff Specifications
---------------------
Products delivered to WPC shall also meet any individual requirements of the applicable Pipeline Company's published tariff product specifications in effect at time of delivery if the individual tariff specification is more stringent than that of WPC.

Methanol
--------
Shippers should reduce methanol levels to the lowest practical level. Injection rates above the minimum are expensive and wasteful and methanol can destroy catalyst beds in downstream operations.

                           DEMETHANIZED RAW PRODUCT
                         TRUCK TRANSPORT SPECIFICATION
                                                                           S-101
                                                         Effective Date:  3/1/96

Product characteristics with test methods are herein specified for any demethanized raw material of natural gas liquids transported by insulated tank trucks for receipt by WPC.


                                                                                                               TEST METHODS
    PRODUCT CHARACTERISTICS                              MINIMUM                 MAXIMUM                      LATEST REVISION
-------------------------------                          -------                 -------                    -------------------
1.  Composition                                                                                        ASTM E-260
    -----------
        Percent by Liquid Volume                   Predominantly Ethane, Propane
                                                   Butanes & Natural Gasoline
                                                   (Pentanes & Heavier)                                GPA 2177

        Methane & Ethylene                                                 2.0 of Ethane
        Ethylene                                                           1.0 of Ethane
        Propylene                                                          5.0 of Propane              ASTM D-2163
        Butylene                                                           1.0 of Butanes

2.  Product Vapor Pressure                                                 275 psig                    ASTM D-1267
    ----------------------

3.  Loading Temperature
    -------------------
        Minimum Product Loading
        Temperature, /F                            0

4.  Corrosion
    ---------
        Copper Strip @ 100/F                                               1-b                         ASTM D-1838
        (Invalid if additive or
         inhibitor is used.)
        Corrosion Additive or
        Inhibitor, PPM by Weight                                           1                           Applicable Industry
                                                                                                       Practices
5.  Total Sulfur
    ------------
        PPM by Weight in Liquid                                            150                         ASTM D-3246

6.  Carbon Dioxide
    --------------
        PPM by Weight in Liquid                                            1000                        GPA 2177

7.  Dryness                                                                No Free Water               Visual
    -------

8.  Pentanes & Heavier                                                     No Color                    Visual using white
    ------------------                                                     cup method

    Perform the Saybolt color test
    after weathering sample to 70/F
    if white cup indicates possible
    color.
    Color
    -----
    Saybolt No.                                    Plus 25                                             ASTM D-156
    Distillation
    ------------
    End Point, /F                                                          375                         ASTM D-216

9.  Odorization
    -----------
    This product shall not be odorized.

10. Deleterious Substances (PPM by Weight in Liquid)
    ------------------------------------------------
        COS                                                                1
        Ammonia                                                            1


    Fluorides                                                              1


Product Accounting
------------------
For accounting purposes, methane and ethylene shall be considered ethane, propylene shall be considered propane, and butylenes shall be considered normal butane within the above listed specification limits.

Any excess of these hydrocarbon components above the specification limits shall not be accounted for.

Methanol
--------
Shippers should reduce methanol levels to the lowest practical level. Injection rates above the minimum are expensive and wasteful and methanol can destroy catalyst beds in downstream operations.

                            DEETHANIZED RAW PRODUCT
                         TRUCK TRANSPORT SPECIFICATION
                                                                           S-103
                                                         Effective Date:  3/1/96

Product characteristics with test methods are herein specified for any deethanized raw material of natural gas liquids transported by tank trucks for receipt by WPC.


                                                                                                               TEST METHODS
    PRODUCT CHARACTERISTICS                              MINIMUM                 MAXIMUM                      LATEST REVISION
-------------------------------                          -------                 -------                    -------------------

1.  Composition                                                                                        ASTM E-260
    -----------
        Percent by Liquid Volume                   Predominantly Propane, Butanes &
                                                   Natural Gasoline (Pentanes & Heavier)               GPA 2177
        Ethane and Ethylene                                                As limited by other
                                                                           Components & Vapor
                                                                           Pressure
        Propylene                                                          5.0 of Propane              ASTM D-2163
        Butylene                                                           1.0 of Butanes

2.  Vapor Pressure
    --------------
        Psig @ 100/F                                                       240                         ASTM D-1267

3.  Corrosion
    ---------
        Copper Strip @ 100/F                                               1-b                         ASTM D-1838
        (Invalid if additive or
         inhibitor is used.).
        Corrosion Additive or
        Inhibitor, PPM by Weight                                           1                           Applicable Industry
                                                                                                       Practices
4.  Total Sulfur
    ------------
        PPM by Weight in Liquid                                            150                         ASTM D-3246

5.  Carbon Dioxide
    --------------
        PPM by Weight in Liquid                                            1000                        GPA 2177

6.  Dryness                                                                No Free Water               Visual
    -------

7.  Pentanes & Heavier                                                     No Color                    Visual using White
    ------------------                                                                                 Cup Method

    Perform the Saybolt color test
    after weathering sample to 70/F
    if white cup indicates possible
    color.
    Color
    -----
    Saybolt No.                                    Plus 25                                             ASTM D-156
    Distillation
    ------------
    End Point, /F                                                          375                         ASTM D-216

8.  Odorization
    -----------
        This product shall not be odorized.

9.  Deleterious Substances (PPM by Weight in Liquid)
    ------------------------------------------------
        COS                                                                1
        Ammonia                                                            1
        Fluorides                                                          1

Product Accounting
------------------
For accounting purposes, ethylene shall be considered ethane, propylene shall be considered propane and butylenes shall be considered normal butane within the above listed specification limits.

Any excess of these hydrocarbon components above the specification limits shall not be accounted for.

Methanol
--------
Shippers should reduce methanol levels to the lowest practical level. Injection rates above the minimum are expensive and wasteful and methanol can destroy catalyst beds in downstream operations.

                            PROPANE-BUTANE MIXTURE
                                 SPECIFICATION

                                                                          S-104
                                                        Effective Date:  3/1/96

Product characteristics with test methods are herein specified for propane-butane mixtures received by WPC.


                                                                                                               TEST METHODS
    PRODUCT CHARACTERISTICS                              MINIMUM                 MAXIMUM                      LATEST REVISION
-------------------------------                          -------                 -------                    -------------------
1.  Composition                                                                                        ASTM E-260
    -----------
    Percent by Liquid Volume                       Predominantly Propane, Isobutane &
                                                   Normal Butane
    Ethane                                                                 2.0 of Propane              ASTM D-2597
    Propylene                                                              1.0 of Propane              ASTM D-2163
    Butylene                                                               1.0 of Isobutane
    Pentanes & Heavier                                                     2.0 of Butanes

2.  Corrosion
    ---------
    Copper Strip @ 100/F                                                   1-b                         ASTM D-1838
    (Invalid if additive or
     inhibitor is used.)
    Corrosion Additive or
    Inhibitor, PPM by Weight                                               1                           Applicable Industry Practices


3.  Total Sulfur
    ------------
        PPM by Weight in Liquid                                            150                         ASTM D-3246

4.  Volatile Residue
    ----------------
        95% Evaporated, Temperature, /F                                    +36                         ASTM D-1837

5.  Dryness                                                                No Free Water               Visual
    -------

6.  Carbonyl Sulfide
    ----------------
    PPM by Weight in Liquid                                                2                           Field - Length of
    (Field test invalid if                                                                             Stain Tube
     C4+ exceeds 1.0 LV%)                                                                              Lab - UOP 212 or UOP 791
                                                                                                       Lab-Gas Chromatography with
                                                                                                       Flame Photometric Detector

7.  Hydrogen Sulfide
    ----------------
    PPM by Weight in Liquid                                                1                           Field - Length of Stain Tube.

    (Lab test required if field                                                                        Lab - Gas Chromatography
     test is positive.)                                                                                with Flame Photometric
                                                                                                       Detector

    The following tests are optional, depending upon product source:
    ----------------------------------------------------------------

8.  Ammonia (PPM by Weight in Liquid)
    ---------------------------------
    PPM by Weight in Liquid                                                1                           Field - Length of Stain Tube
                                                                                                       Lab - UOP 430

9.  Fluorides (PPM by Weight in Liquid)
    -----------------------------------
        PPM by Weight in Liquid as                                         1                           Field - Length of
        Monatomic Fluorine                                                                             Stain Tube
                                                                                                       Lab-UOP 619-83

10. Pentanes & Heavier                                                     No Color                    Visual using white cup
    ------------------                                                                                 method
    (For C5+ > 2% LV)


    Perform the following Saybolt color test
    after weathering sample to 70/F if white
    cup indicates possible color.
        Color
        -----
        Saybolt No.                                Plus 25                                             ASTM D-156
        Distillation
        ------------
        End Point, /F                                                      375                         ASTM D-216


Product Accounting
------------------
For accounting purposes, ethane and propylene shall be considered propane, butylenes shall be considered normal butane, and pentanes and heavier shall be considered normal butane within the above listed specification limits. Any excess of these hydrocarbon components above the specification limits shall not be accounted for.

NOTE:  The test method for Item 4 is not necessary if an adequate compositional
-----
analysis is available which indicates compliance with this requirement.

                        BUTANE-NATURAL GASOLINE MIXTURE
                                 SPECIFICATION

                                                                           S-105
                                                         Effective Date:  3/1/96

Product characteristics with test methods are herein specified for butane-natural gasoline mixtures received by WPC.


                                                                                                               TEST METHODS
    PRODUCT CHARACTERISTICS                              MINIMUM                 MAXIMUM                      LATEST REVISION
-------------------------------                          -------                 -------                    -------------------

1.  Composition                                                            Predominantly Isobutane,    ASTM E-260
    -----------                                                            Normal Butane & Natural
        Percent by Liquid Volume                                           Gasoline (Pentanes &
                                                                           Heavier)                    GPA 2177
                                                                                                       ASTM D2597

        Propane                                                            3.0 of Isobutane
        Butylene                                                           1.0 of Isobutane

2.  Corrosion
    ---------
        Copper Strip @ 100/F                                               1-b                         ASTM D-1838
        (Invalid if additive or
         inhibitor is used.)
        Corrosion Additive or                                                                          Applicable Industry
        Inhibitor, PPM by Weight                                           1                           Applicable Industry
                                                                                                       Practices
3.  Total Sulfur
    ------------
        PPM by Weight in Liquid                                            150                         ASTM D-3246
                                                                                                       or Gas Chromatography
                                                                                                       with Flame Photometric
                                                                                                       Detection

4.  Dryness                                                                No Free Water               Visual
    -------

5.  Ammonia
    -------
        PPM by Weight in Liquid                                            1                           Field - Length of
                                                                                                       Stain Tube
                                                                                                       LaB - UOP 430

6.  Hydrogen Sulfide
    ----------------
        PPM by Weight in Liquid                                            1                           Field - Length of
       (Lab test required if field                                                                     Stain Tube
        test is positive)                                                                              Lab - Gas Chromatography
                                                                                                       with Flame Photometric
                                                                                                       Detection

7.  Pentanes & Heavier                                                     No Color                    Visual using
    ------------------
    (Only if C5+ > 2 LV%)                                                                              White Cup Method
    Perform the Saybolt color test
    after weathering sample to 70/F
    if white cup test indicates
    possible color.
        Color
        -----
        Saybolt No.                                    Plus 25                                         ASTM D-156
        Distillation
        ------------
        End Point, /F                                                      375                         ASTM D-216


8.  Fluorides
    ---------
        PPM by weight in liquid                                            1


Product Accounting
------------------
For accounting purposes, propane shall be considered isobutane and butylenes shall be considered normal butane within the above listed specification limits.

Any excess of these hydrocarbon components above the specification limits shall not be accounted for.

                                ETHANE-PROPANE
                                 80-20 MIXTURE
                                 SPECIFICATION

                                                                           S-200
                                                         Effective Date:  3/1/96

Product characteristics with test methods are herein specified for ethane-propane 80-20 mixtures received by WPC.


                                                                                                               TEST METHODS
    PRODUCT CHARACTERISTICS                              MINIMUM                 MAXIMUM                      LATEST REVISION
-------------------------------                          -------                 -------                    -------------------

1.  Composition                                                                                        ASTM E-260
    -----------
        Percent by Liquid Volume
        Methane (Percent of Ethane)                                        2.0                         GPA 2177
        Ethylene (Percent of Ethane)                                       1.0
        Methane, Ethane & Ethylene                 78.0                    82.0
        Propane, Propylene & Butanes               18.0                    22.0                        ASTM D-2163
        Propylene                                                          1.0
        Butanes                                                            0.8

2.  Corrosion
    ---------
        Copper Strip @ 100/F                                               1-b                         ASTM D-1838
        (Invalid if additive or
         inhibitor is used.)
        Corrosion Additive or
        Inhibitor, PPM by Weight                                           1                           Applicable Industry
                                                                                                       Practices

3.  Total Sulfur
    ------------
        PPM by Weight in Liquid                                            120                         ASTM D-3246

4.  Dryness                                                                No Free Water               Visual
    -------

5.  Carbon Dioxide
    --------------
        PPM by Weight in Liquid                                            1,000                       GPA 2177


Product Accounting
------------------
For accounting purposes, methane and ethylene shall be considered ethane, propylene and butanes shall be considered propane within the above listed specification limits.

Any excess of these hydrocarbon components above the specification limits shall not be accounted for.

                                 PURITY ETHANE
                                 SPECIFICATION

                                                                           S-202
                                                         Effective Date:  3/1/96

Product characteristics with test methods are herein specified for purity ethane received by WPC.


                                                                                                               TEST METHODS
    PRODUCT CHARACTERISTICS                              MINIMUM                 MAXIMUM                      LATEST REVISION
-------------------------------                          -------                 -------                    -------------------

1.  Composition                                                                                        ASTM E-260
    -----------
        Percent by Liquid Volume
        Methane                                                            3.0                         GPA-2177
        Ethane                                         95.0                100.0
        Ethylene                                                           1.0
        Heavier than Ethane                                                3.5                         ASTM D-2163
        Propylene                                                          1.0

2.  Corrosion
    ---------
        Copper Strip @ 100/F                                               1-b                         ASTM D-1838
        (Invalid if additive or
         inhibitor is used.)
        Corrosion Additive or
        Inhibitor, PPM by Weight                                           1                           Applicable Industry
                                                                                                       Practices
3.  Total Sulfur
    ------------
        PPM by Weight in Liquid                                            30                          ASTM D-3246

4.  Dryness                                                                No Free Water               Visual
    -------

5.  Carbon Dioxide
    --------------
        PPM by Weight in Liquid                                            1,000                       GPA 2177


Product Accounting
------------------
For accounting purposes, methane and ethylene shall be considered ethane, propylene and butanes shall be considered propane within the above listed specification limits.

Any excess of these hydrocarbon components above the specification limits shall not be accounted for.

                                    PROPANE
                                 SPECIFICATION
                                                                           S-300
                                                         Effective Date:  3/1/96

Product characteristics with test methods are herein specified for propane received by WPC. This product meets the requirement of the GPA HD-5 propane specification.


                                                                                                               TEST METHODS
    PRODUCT CHARACTERISTICS                              MINIMUM                 MAXIMUM                      LATEST REVISION
-------------------------------                          -------                 -------                    -------------------

1.  Composition                                                                                        ASTM E-260
    -----------
    Percent by Liquid Volume Ethane                                        As limited by other
                                                                           components & vapor
                                                                           pressure.
    Propane                                        90.0                    100
    Propylene                                                              5.0                         ASTM D-2163
    Butanes & Heavier                                                      2.5

2.  Vapor Pressure
    --------------
    Psig @ 100/F                                                           208                         ASTM D-1267

3.  Corrosion
    ---------
    Copper Strip @ 100/F                                                   1-b                         ASTM D-1838
    (Invalid if additive or
     inhibitor is used.) Corrosion
    Additive or Inhibitor, PPM by Weight                                   1                           Applicable Industry Practices


4.  Total Sulfur
    ------------
    PPM by Weight in Liquid                                                120                         ASTM D-3246

5.  Hydrogen Sulfide
    ----------------
    PPM by Weight in Liquid                                                1                           Field - Length of Stain Tube
    (Lab test required if field test is positive.)                                                     Lab Chromatography with
                                                                                                       Flame Photometric Detector

6.  Carbonyl Sulfide
    ----------------
    PPM by Weight in Liquid                                                2                           Field-Length of
    (Field test invalid if C\\4\\+ exceeds                                                             Stain Tube
    1.0 LV%) (Lab test required if                                                                     Lab-UOP 212 or UOP 791
    field test is positive.)                                                                           Lab-Gas Chromatography with
                                                                                                       Flame Photometric Detector

7.  Non-Volatile Residue
    --------------------
        a)  Milliliters @ 100/F                                            0.05                        ASTM D-2158
        b)  Oil Stain                                                      Pass

The following tests are optional, depending upon the product source:
--------------------------------------------------------------------

8.  Dryness
    -------
        Freeze Valve, Seconds                                              60 (Note 2)                 ASTM D-2713

9.  Volatile Residue
    ----------------
        95% Evaporated-Temperature, /F                                     -37                         ASTM D-1837

10. Ammonia
    -------
        PPM by Weight in Liquid                                            1                           Field-Length of
                                                                                                       Stain Tube


                                                                                                       Lab - UOP 430

11. Fluorides
    ---------
    PPM by Weight in Liquid as                                             5                           Field-Length of Stain Tube
    Monatomic Fluorine                                                                                 Lab-UOP-619-83

12. Other Deleterious Substances (PPM by Weight in Liquid)
    ------------------------------------------------------
        Includes but not limited to                                        1                           Gas chromatography with flame

        (Isoprene, Butadiene, Vinyl                                                                    ionization or electron
        Chloride, glycol, amine, caustic)                                                              capture detection or other
                                                                                                       industry accepted methods


NOTES:  (1) The test methods for items 2 and 7 are not necessary if a
------
            compositional analysis is available which indicates compliance with these requirements.
        (2) The addition of methanol in the distribution system should be on a spot basis and must not exceed a rate of 5 gallons per 10,000 gallons of product.

                                 NORMAL BUTANE
                                 SPECIFICATION

                                                                           S-400
                                                         Effective Date:  3/1/96

Product characteristics with test methods are herein specified for normal butane received by WPC.


                                                                                                               TEST METHODS
    PRODUCT CHARACTERISTICS                              MINIMUM                 MAXIMUM                      LATEST REVISION
-------------------------------                          -------                 -------                    -------------------

1.  Composition                                                                                        ASTM E-260
    -----------
        Percent by Liquid Volume

        Isobutane and Lighter                                              5.0                         ASTM D-2163
        Butylene (Percent of N.Butane)                                     1.0
        N. Butane & Butylene                           95.0                100                         GPA 2165
        Pentanes & Heavier                                                 2.0

2.  Vapor Pressure
    --------------
        Psig @ 100/F                                                       50                          ASTM D-1267

3.  Corrosion
    ---------
        Copper Strip @100/F                                                1-b                         ASTM D-1838
        (Invalid if additive
        or inhibitor is used.)
        Corrosion Additive or
        Inhibitor, PPM by Weight                                           1                           Applicable Industry
                                                                                                       Practices
4.  Total Sulfur
    ------------
        PPM by Weight in Liquid                                            140                         ASTM D-3246

5.  Volatile Residue
    ----------------
        95% Evaporated-Temperature, /F                                     +36                         ASTM D-1837

6.  Dryness                                                                No Free Water               Visual
    -------

NOTE:  The test methods for Items 2 and 5 are not necessary if a compositional
-----
       analysis indicates compliance with these requirements.

                                   ISOBUTANE
                                 SPECIFICATION

                                                                           S-401
                                                         Effective Date:  3/1/96

Product characteristics with test methods are herein specified for isobutane received by WPC.


                                                                                                               TEST METHODS
    PRODUCT CHARACTERISTICS                              MINIMUM                 MAXIMUM                      LATEST REVISION
-------------------------------                          -------                 -------                    -------------------

1.  Composition                                                                                        ASTM E-260
    -----------
        Percent by Liquid Volume
        Propane, Propylene and Lighter                                     3.0                         ASTM D-2163
        Isobutane                                  96.0                    100
        Butylene, Normal Butane
         & Heavier                                                         4.0

2.  Vapor Pressure
    --------------
        Psig @ 100/F                                                       62                          ASTM D-1267

3.  Corrosion
    ---------
        Copper Strip @ 100/F                                               1-b                         ASTM D-1838
        Invalid if additive or
        inhibitor is used.)
        Corrosion Additive or
        Inhibitor, PPM by Weight                                           1                           Applicable Industry
                                                                                                       Practices

4.  Total Sulfur
    ------------
        PPM by Weight in Liquid                                            140                         ASTM D-3246

5.  Volatile Residue
    ----------------
        95% Evaporated-Temperature /F                                      +16                         ASTM D-1837

6.  Dryness                                                                No Free Water               Visual
    -------


NOTE:  The test methods for Items 2 and 5 are not necessary if an adequate
-----
       compositional analysis is available which indicates compliance with these requirements.

                                 MIXED BUTANES
                                 SPECIFICATION

                                                                           S-402
                                                         Effective Date:  3/1/96

Product characteristics with test methods are herein specified for commercial butane received by WPC.


                                                                                                               TEST METHODS
    PRODUCT CHARACTERISTICS                              MINIMUM                 MAXIMUM                      LATEST REVISION
-------------------------------                          -------                 -------                    -------------------

1.  Composition                                                            Predominately Isobutane     ASTM E-260
    -----------
        Percent by Liquid Volume                                           & Normal Butane

        Propane                                                            3.0 of Isobutane            ASTM D-2163
        Butylene                                                           1.0 of Isobutane
        Pentanes & Heavier                                                 2.0 of Butanes

2.  Vapor Pressure
    --------------
        Psig @ 100/F                                                       70                          ASTM D-1267

3.  Corrosion
    ---------
        Copper Strip @ 100/F                                               1-b                         ASTM D-1838
        (Invalid if additive or
        inhibitor is used.)
        Corrosion Additive or
        Inhibitor, PPM                                                     1                           Applicable Industry
                                                                                                       Practices
4.  Total Sulfur
    ------------
        PPM by Weight in Liquid                                            140                         ASTM D-3246

5.  Volatile Residue
    ----------------
        95% Evaporated, Temperature, /F                                    +36                         ASTM D-1837

6.  Dryness                                                                No Free Water               Visual
    -------

7.  Butadiene
    ---------
        Percent by Liquid Volume                                           0.5                         Gas Chromatography


Product Accounting
------------------
For Accounting purposes, propane shall be considered isobutane, butylenes shall be considered normal butane, and pentanes and heavier shall be considered normal butane within the above listed specification limits.

Any excess of these hydrocarbon components above the specification limits shall not be accounted for.

NOTE: The test methods for Items 2 and 5 are not necessary if an adequate
-----
      compositional analysis is available which indicates compliance with these requirements.

                                NORMAL PENTANE
                                 SPECIFICATION

                                                                           S-500
                                                         Effective Date:  3/1/96

Product characteristics with test methods are herein specified for normal pentane received by WPC.


                                                                                                               TEST METHODS
    PRODUCT CHARACTERISTICS                              MINIMUM                 MAXIMUM                      LATEST REVISION
-------------------------------                          -------                 -------                    -------------------

1.  Composition                                                                                        ASTM E-260
    -----------
        Percent by Liquid Volume
        Isopentane & Lighter                                               5.0                         GPA 2165
        Normal Pentane                                 90                  100                         ASTM D-2597
        Heavier than Normal Pentane                                        7.0

2.  Vapor Pressure
    --------------
        Psi @ 100/F, Reid                                                  17                          ASTM D-323

3.  Corrosion
    ---------
        Copper Strip @ 100/F                                               1-b                         ASTM D-1838
        (Invalid if additive or
        inhibitor is used.)
        Corrosion Additive or
        Inhibitor, PPM by Weight                                           1                           Applicable Industry
                                                                                                       Practices

4.  Dryness                                                                No Free Water               Visual
    -------

5.  Total Sulfur
    ------------
        PPM by Weight in Liquid                                            150                         ASTM D-3246
                                                                                                       or Gas Chromatography
                                                                                                       with Flame Photometric
                                                                                                       Detection


                                  ISOPENTANE
                                 SPECIFICATION

                                                                           S-501
                                                         Effective Date:  3/1/96

Product characteristics with test methods are herein specified for isopentane received by WPC.


                                                                                                               TEST METHODS
    PRODUCT CHARACTERISTICS                              MINIMUM                 MAXIMUM                      LATEST REVISION
-------------------------------                          -------                 -------                    -------------------

1.  Composition
    -----------
        Percent by Liquid Volume                                                                       ASTM E-260
        Normal Butane & Lighter                                            5.5                         ASTM D-2597
        Isopentane                                 94.0                    100                         GPA 2165
        Neopentane                                                         2.0
        Normal Pentane & Heavier                                           4.0

2.  Vapor Pressure
    --------------
        Psi @ 100/F, Reid                                                  22                          ASTM D-323

3.  Corrosion
    ---------
        Copper Strip @ 100/F                                               1-b                         ASTM D-1838
        (Invalid if additive or
        inhibitor is used.)
        Corrosion Additive or
        Inhibitor, PPM by Weight                                           1                           Applicable Industry
                                                                                                       Practices

4.  Dryness                                                                No Free Water               VISUAL
    -------

5.  Total Sulfur
    ------------
        PPM by Weight in Liquid                                            150                         ASTM D-3246
                                                                                                       or Gas Chromatography
                                                                                                       with Flame Photometric
                                                                                                       Detection


                               NATURAL GASOLINE
                                 SPECIFICATION

                                                                           S-600
                                                         Effective Date:  3/1/96

Product characteristics with test methods are herein specified for natural gasoline received by WPC.


                                                                                                               TEST METHODS
    PRODUCT CHARACTERISTICS                              MINIMUM                 MAXIMUM                      LATEST REVISION
-------------------------------                          -------                 -------                    -------------------

1.  Composition                                                                                        ASTM E-260
    -----------
        Percent by Liquid Volume
        Butanes & Lighter                                                  3.0                         GPA 2165
        Pentanes & Heavier                         97                      100

2.  Vapor Pressure
    --------------
        Psi @ 100/F, Reid                                                  16                          ASTM D-323

3.  Corrosion
    ---------
        Copper Strip @ 104/F                                               1-b                         ASTM D-130
        (Invalid if additive or
        inhibitor is used.)
        Corrosion Additive or
        Inhibitor, PPM by Weight                                           1                           Applicable Industry
                                                                                                       Practices

4.  Doctor Test                                                            Negative                    GPA 1138
    -----------

5.  Dryness                                                                No Free Water               Visual
    -------

6.  Color                                          plus 25                 No Color                    Field White Cup Method
    -----                                                                                              Lab-ASTM D-156

7.  Distillation
    ------------
        End Point, /F                                                      375                         ASTM D-216


NOTE:  The test methods for Items 2 and 7 are not necessary if an adequate
-----
       compositional analysis is available which indicates compliance with these requirements.

       An RVP of 16 Psi as set forth in Item 2 will be acceptable as long as the state and federal laws, rules and regulations allow for same. If the allowed RVP changes, these specifications shall change accordingly.

                                 HEXANES PLUS
                                 SPECIFICATION

                                                                           S-601
                                                         Effective Date:  3/1/96

Product characteristics with test methods are herein specified for hexanes plus received by WPC.


                                                                                                               TEST METHODS
    PRODUCT CHARACTERISTICS                              MINIMUM                 MAXIMUM                      LATEST REVISION
-------------------------------                          -------                 -------                    -------------------

1.  Composition                                                                                        ASTM E-260
    -----------
        Percent by Liquid Volume
        Normal Pentane and Lighter                                         5.0
        Heavier than Normal Pentane                95.0                    100                         GPA 2165

2.  Vapor Pressure
    --------------
        Psi @ 100/F, Reid                                                  8                           ASTM D-323

3.  Corrosion
    ---------
        Copper Strip @ 100/F                                               1-b                         ASTM D-130
        (Invalid if additive or
        inhibitor is used.)
        Corrosion Additive or
        Inhibitor, PPM by Weight                                           1                           Applicable Industry
                                                                                                       Practices

4.  Dryness                                                                No Free Water               VISUAL
    -------

5.  Distillation Endpoint                                                  375/F                       ASTM D-216
    ---------------------


                                   EXHIBIT B

     Attached to and made a part of that certain Master Natural
     Gas Liquids Purchase Agreement between Warren Petroleum
     Company, Limited Partnership and Chevron U. S. A. Inc.


                             CUSA NGL SALES TO WPC


===========================================================================
STATE                             PLANT                          MARKET
===========================================================================

Wyoming       Carter Creek Gas Plant                         Mapco Pipeline
---------------------------------------------------------------------------

Wyoming       Whitney Canyon Gas Plant                       Mapco Pipeline
---------------------------------------------------------------------------

Wyoming       Enron Fractionator/Millis Terminal             Mapco Pipeline
---------------------------------------------------------------------------

Utah          Anschutz Ranch Gas Plant                       Mapco Pipeline
---------------------------------------------------------------------------

Colorado      Rangely/Weber SU Gas Plant                     Mapco Pipeline
---------------------------------------------------------------------------

New Mexico    Eunice Gas Plant (operated by a third Person)  Pipeline
---------------------------------------------------------------------------

New Mexico    Monument Gas Plant                             Pipeline
---------------------------------------------------------------------------

New Mexico    Eunice Gas Plant (operated by WPC)             Pipeline
---------------------------------------------------------------------------

New Mexico    Saunders V/B Gas Plant                         Pipeline
---------------------------------------------------------------------------

Texas         Goldsmith Gas Plant                            Pipeline
---------------------------------------------------------------------------

Texas         Headlee Gas Plant                              Pipeline
---------------------------------------------------------------------------

Texas         Monahans Gas Plant                             Pipeline
---------------------------------------------------------------------------

Texas         Sand Hills Gas Plant                           Pipeline
---------------------------------------------------------------------------

Texas         Moore's Orchard Gas Plant                      Pipeline
---------------------------------------------------------------------------

Texas         Sherman Gas Plant                              Pipeline
===========================================================================

                                   EXHIBIT C

                  Attached to and made a part of that certain
                  Master Natural Gas Liquids Purchase
                  Agreement between Warren Petroleum
                  Company, Limited Partnership and Chevron U.
                  S. A. Inc


                             CUSA NGL SALES TO WPC


========================================
  STATE           PLANT          MARKET
========================================

Oklahoma    Comanche Tap        Pipeline
----------------------------------------

Oklahoma    Leedey Gas Plant    Pipeline
----------------------------------------

Texas       Canadian Gas Plant  Pipeline
========================================


                                   EXHIBIT D

                  Attached to and made a part of that certain
                  Master Natural Gas Liquids Purchase
                  Agreement between Warren Petroleum
                  Company, Limited Partnership and Chevron U.
                  S. A. Inc


                             CUSA NGL SALES TO WPC


============================================================
  STATE                  PLANT                    MARKET
============================================================

Wyoming    Enron Fractionator/Millis Terminal  Local Storage
============================================================


                                   EXHIBIT E

                  Attached to and made a part of that certain
                  Master Natural Gas Liquids Purchase
                  Agreement between Warren Petroleum
                  Company, Limited Partnership and Chevron U.
                  S. A. Inc


                             CUSA NGL SALES TO WPC


=============================================================
STATE                       PLANT                   MARKET
=============================================================

Wyoming       Enron Fractionator/Millis Terminal  Local Sales
-------------------------------------------------------------

Wyoming       Opal Gas Plant                      Local Sales
-------------------------------------------------------------

Colorado      West Frac Fractionating Plant       Local Sales
-------------------------------------------------------------

Texas         Sherman Gas Plant                   Local Sales
-------------------------------------------------------------

California    McKittrick Gas Plant                Local Sales
-------------------------------------------------------------

California    Taft 1C Gas Plant                   Local Sales
-------------------------------------------------------------

California    Four Star Gas Plant                 Local Sales
-------------------------------------------------------------

California    Elks Hills Gas Plant                Local Sales
-------------------------------------------------------------

California    Kettlemen hills Gas Plant           Local Sales
-------------------------------------------------------------

California    Gaviota Gas Plant                   Local Sales
-------------------------------------------------------------

California    N. Coles Levee Gas Plant            Local Sales
=============================================================


Notwithstanding the provisions of Section 5.1 (iv) of the Agreement, if NGLs produced from any of the California or Wyoming Plants listed above are directly sold to a refinery owned by CUSA or any of its Affiliates as of the date hereof, the price payable to CUSA by WPC for such NGLs shall be as follows:

1. With respect to the NGLs produced at the California Plants listed above, if the NGLs are sold to the Richmond Refinery, the price shall be equal the average of the Daily high and low prices of each NGL as quoted by the OPIS for the San Francisco Bay Area on the last posted working week during the Month immediately preceding the Month in which the NGLs are delivered to the refinery, less Transportation and/or T&F Costs, if applicable;

2. With respect to the NGLs produced at the California Plants listed above, if the NGLs are delivered into Lonestar for the El Segundo Refinery, the price shall be equal the average of the Daily high and low prices of each NGL as quoted by the OPIS for Los Angeles on the last posted working week during the Month immediately preceding the Month in which the NGLs are delivered to Lonestar for the refinery, less Transportation and/or T&F Costs, if applicable; and

3. With respect to the NGLs produced at the Wyoming Plants listed above, if the NGLs are sold to the Salt Lake City Refinery, the price shall be equal the average of the Daily high and low prices of each NGL as quoted by the OPIS for Mont Belvieu, Texas (Non-TET) on the last five (5) Business Days of the Month immediately preceding the Month in which the NGLs are delivered to the refinery, less five ($0.05) cents per gallon and less fractionation costs, if applicable.

With respect to the NGLs sold as set forth above, CUSA agrees to pay to WPC a marketing fee equal to five percent (5%) of the price determined in accordance with 1, 2 or 3 above, as applicable. The pricing/basis differentials set forth in 3 above shall be subject to the same annual renegotiation option applicable to the Venice Plant as set forth in Section 5.5 of the Agreement.

              "Confidential Treatment Requested.  The redacted material has been separately filed with the Commission."


*                                  REDACTED